UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21987

ALPS Variable Investment Trust

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Michael Lawlor

ALPS Variable Investment Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:   December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	Reports to Stockholders

Annual Report

December 31, 2022

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

ALPS | Alerian Energy Infrastructure Portfolio

ALPS | Red Rocks Global Opportunity Portfolio

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
Morningstar ETF Asset Allocation Series
Performance Overview	3
Schedules of Investments	10
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	22
ALPS | Alerian Energy Infrastructure Portfolio
Performance Overview	32
Schedule of Investments	35
Statement of Assets and Liabilities	36
Statement of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39
ALPS | Red Rocks Global Opportunity Portfolio
Performance Overview	41
Schedule of Investments	45
Statement of Assets and Liabilities	47
Statement of Operations	48
Statements of Changes in Net Assets	49
Financial Highlights	50
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	63
Additional Information	64
Trustees and Officers	66

alpsfunds.com

ALPS Variable Investment Trust

Disclosure of Fund Expenses	December 31, 2022 (Unaudited)

Examples. As a shareholder of one or more portfolios listed on the following pages, (each a “Portfolio” and collectively, the “Portfolios”) you incur only one of two potential types of costs. You do not incur transaction costs, which include sales charges and redemption fees. However, you do incur ongoing costs, including management fees, distribution (12b-1) and shareholder service fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2022 and held through December 31, 2022.

Actual Expenses. The first line under each Portfolio of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under each Portfolio of the table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each Portfolio of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table below are meant to highlight ongoing Portfolio costs only. See “Note on Fees” on the following page below the table.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2022 - December 31, 2022(2)
Morningstar Conservative ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$990.50	0.53%	$2.66
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$988.80	0.78%	$3.91
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Income and Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,000.50	0.53%	$2.67
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,000.40	0.78%	$3.93
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Balanced ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,016.10	0.53%	$2.69
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,014.60	0.78%	$3.96
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,028.50	0.51%	$2.61
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.63	0.51%	$2.60
Class II
Actual Fund Return	$1,000.00	$1,027.10	0.76%	$3.88
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.37	0.76%	$3.87

1 | December 31, 2022

ALPS Variable Investment Trust

Disclosure of Fund Expenses (continued)	December 31, 2022 (Unaudited)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2022 - December 31, 2022(2)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,040.10	0.53%	$2.73
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$1,038.70	0.78%	$4.01
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
ALPS | Alerian Energy Infrastructure Portfolio
Class I
Actual Fund Return	$1,000.00	$1,075.90	0.95%	$4.97
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
Class III
Actual Fund Return	$1,000.00	$1,073.40	1.30%	$6.79
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.65	1.30%	$6.61
ALPS | Red Rocks Global Opportunity Portfolio
Class I
Actual Fund Return	$1,000.00	$1,008.70	1.10%	$5.57
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60
Class III
Actual Fund Return	$1,000.00	$1,007.30	1.45%	$7.34
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,017.90	1.45%	$7.38

(1)	Annualized based on the Portfolios' expenses from July 1, 2022 through December 31, 2022.

(2)	Expenses are equal to the Portfolios' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

NOTE ON FEES

If you are an owner of variable annuity contracts or variable life insurance policies (“Contracts”) or a participant in a qualified plan, you may also incur fees associated with the Contract you purchase or the qualified plan, such as transaction costs including sales charges and redemption fees, which are not reflected in the table and example above. Additional information about the cost of investing in a Portfolio is presented in the prospectus for your Contract or disclosure documents for the plan through which the Portfolio’s shares are offered to you.

2 | December 31, 2022

Morningstar ETF Asset Allocation Series

Performance Overview	December 31, 2022 (Unaudited)

Investment Objectives

The Morningstar Conservative ETF Asset Allocation Portfolio seeks to provide investors with current income and preservation of capital.

The Morningstar Income and Growth ETF Asset Allocation Portfolio seeks to provide investors with current income and capital appreciation.

The Morningstar Balanced ETF Asset Allocation Portfolio seeks to provide investors with capital appreciation and some current income.

The Morningstar Growth ETF Asset Allocation Portfolio seeks to provide investors with capital appreciation.

The Morningstar Aggressive Growth ETF Asset Allocation Portfolio seeks to provide investors with capital appreciation.

Economic & Market Overview

Investors, consumers, companies, and policy makers spent most of 2022 “fighting the Fed” which is attempting to correct the many imbalances and policy errors that endure following the COVID pandemic in 2020 and 2021. During COVID, many extreme measures were taken that created dislocations and excesses such as asset bubbles, pent up demand, inventory and labor shortages, untargeted stimulus, and high inflation that persisted throughout 2022. In early 2020, many central banks, including the U.S. Fed, zeroed out interest rates and expanded the money supply by an unprecedent amount in order to counter the impact of the voluntary economic shutdowns, which has never been attempted in the past. As economies recovered in 2021, the extremely accommodative financial conditions continued long after the crises passed and inflation ensued. The U.S. Fed left interest rates at effectively 0% for two years before the first rate increase in March of 2022, when the Consumer Price Index (CPI) was at 8.5%, near a 40-year high, according to the bureau of labor statistics. The U.S. Fed admitted inflation was not transitory in the 4th quarter of 2021 and proceeded to increase the federal funds rate seven times in 2022 to 4.25%, the fastest pace since the 1980s. At year-end, the prevailing question is whether the Fed can contain inflation without causing a recession, or orchestrate a “soft-landing” recovery.

Global markets did not respond well to the aggressive rate increases in 2022 and broadly sold off. The S&P 500 index declined 18.1% in 2022 as the Fed communicated its plan to remove the punch bowl from the overserved economy. That decline is the largest since the 2008 financial crisis. However, the growth and value styles were quite bifurcated leading up to the selloff in 2022 when looking at fundamentals and valuations. Investors piled into select growth stocks over a multi-year period leading up to 2022, which stretched valuations to unreasonably high levels while value stocks lagged by a wide margin. When interest rates move higher, growth and longer duration assets tend to get crushed and that’s exactly what happened in 2022. The growth style, as represented by the Russell 3000 Growth index declined by 29%. At the S&P 500’s sector level, the largest growth names reside in Consumer Discretionary, Technology, and Communication Services which declined by 37%, 28.2%, and 39.9% respectively during 2022. Value stocks fared much better than growth stocks as represented by the Russell 3000 Value index which declined by 8% in 2022. From a long-term investor’s perspective, the S&P 500 index still reflects an above average 10-year annualized return of 12.6% through 2022.

For U.S. dollar investors, 2022 was a story about the dollar’s meteoric rise, which drove greater losses on their international assets. The dollar strengthened due to the Fed increasing interest rates which attracted foreign flows. The Morningstar DM ex US index of foreign developed-market stocks declined by 15.3% in 2022. Japan, Germany, and Switzerland contributed the most to the decline during 2022. The negative currency impact on developed international exposure was about 14% for the 1-year period ending 3rd quarter 2022 according to Direct. That negative currency impact reversed by around 8.6% in the 4th quarter of 2022 as the dollar weakened. The Morningstar EM index of emerging market stocks declined by 18.3% in 2022. China, Taiwan, and South Korea accounted for most of that loss. China’s governmental policies caused large declines in their stock market in 2022 and led to a broader regional selloff from secondary effects in global supply chains. Russia and Hungary experienced large drawdowns in 2022. However, their average index weight was less than 1%, which muted the negative impact on returns to the Portfolios.

The global bond market sold off in 2022 and experienced one of the worst years on record. This was especially painful for multi-asset investors that tend to use fixed income as a ballast to their riskier equity allocations. The adage is that when stocks decline, bonds tend to hold their value. Over the long-term, that tends to be true for government bonds since the correlation between the S&P 500 index (stocks) and Bloomberg US Gov Long index (bonds) is close to zero. However, bonds with credit exposure can trade like equity in periods of high volatility as history has shown numerous times. In 2022, investors were reminded, or taught that when inflation is high and rising faster than market expectations, the correlation between stocks and government bonds can also spike to a high level. Fixed income valuations were somewhat rich entering 2022 (yields were low relative to history) and the yield on 10-year treasury bond was at 1.52%. As the Fed increased rates in 2022, bond yields moved higher and the 10-year treasury bond finished the year at 3.88%. Since there’s an inverse relationship between a bonds yield and price, most bonds across all the sectors ended 2022 with historically high losses, especially for bonds with longer maturities and higher duration. As an example, U.S. Long Government Bonds, as represented by the Bloomberg U.S. Government Long index, lost 29.2% in 2022. The Bloomberg U.S. Aggregate Bond index lost 13.0% in 2022, which is the largest decline since its inception in 1976, while the Bloomberg U.S. Corporate High Yield index declined by 11.2%. Given the historically high inflation, commodities continued to perform well in 2022 as the Bloomberg Commodity index returned 16.1%.

3 | December 31, 2022

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2022 (Unaudited)

Portfolio Performance

The Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class II returned -13.17% in 2022, while the fund’s primary benchmark returned -17.54% during the same period. The portfolio was last reallocated in June of 2022 and reflected an equity and fixed income allocation that was slightly overweight equity when considering the commodities position relative to the fund’s primary benchmark. At the end of 2022, the fund was broadly diversified with a bias towards the value style of investing and defensive sectors such as consumer staples and utilities. The fund maintained an underweight to technology and communication services while overweighting financials and energy at the end of 2022. Our research led us to pair an overweight to international equity in late January of 2022 and reallocate to U.S. value stocks and commodities. Finally, we reduced the fund’s aggregate bond position and added an intermediate term Treasury position. The fund outperformed the benchmark by 4.3% during 2022 due to our value tilt, energy, and commodities positions.

The Morningstar Growth ETF Asset Allocation Portfolio Class II returned -13.25% in 2022, while the fund’s primary benchmark returned -16.94% during the same period. The portfolio was last reallocated in June of 2022 and reflected an equity and fixed income allocation that was slightly overweight equity when considering the commodities position relative to the fund’s primary benchmark. At the end of 2022, the fund was broadly diversified with a bias towards the value style of investing and defensive sectors such as consumer staples and utilities. The fund maintained an underweight to technology and communication services while overweighting financials and energy at the end of 2022. Our research led us to pair an overweight to international equity in late January of 2022 and reallocate to U.S. value stocks and commodities. Finally, we reallocated the fund’s high yield bonds to intermediate term and aggregate bond positions as we reduced the fund’s credit exposure. The fund outperformed the benchmark by 3.6% during 2022 due to our value tilt, energy, and commodities positions.

The Morningstar Balanced ETF Asset Allocation Portfolio Class II returned -12.88% in 2022, while the fund’s primary benchmark returned -16.13% during the same period. The portfolio was last reallocated in June of 2022 and reflected an equity and fixed income allocation that was slightly overweight equity when considering the commodities position relative to the fund’s primary benchmark. At the end of 2022, the fund was broadly diversified with a bias towards the value style of investing and defensive sectors such as consumer staples and utilities. The fund maintained an underweight to technology and communication services while overweighting financials and energy at the end of 2022. Our research led us to pair an overweight to international equity in late January of 2022 and reallocate to U.S. value stocks and commodities. Within fixed income, at the end of 2022, the fund continues to maintain a diversified mix of credit, foreign, government, Treasury Inflation-Protected Securities ("TIPs"), and Treasury bonds at a slightly lower average weighted duration relative to the benchmark. At the June 2022 reallocation, we reduced the fund’s credit exposure and duration by exiting the fund’s emerging markets ("EM") hard currency bonds and added intermediate term Treasuries, corporates, and aggregate bonds. The fund outperformed the benchmark by 3.2% during 2022 due to our value tilt, energy, and commodities positions.

The Morningstar Income and Growth ETF Asset Allocation Portfolio Class II returned -12.54% in 2022, while the fund’s primary benchmark returned -14.98% during the same period. The portfolio was last reallocated in June of 2022 and reflected an equity and fixed income allocation that was slightly overweight equity when considering the commodities position relative to the fund’s primary benchmark. At the end of 2022, the fund maintained a diversified mix of credit, foreign, government, TIPs, and Treasury bonds at a slightly lower average weighted duration relative to the benchmark. At the June 2022 reallocation, we reduced the fund’s credit exposure and duration by exiting our EM hard currency bonds and added intermediate term Treasuries, corporates, aggregate bonds, and short-term bonds.

Additionally, we introduced a small net allocation to long-term Treasuries to offset the portfolio’s credit exposure. Within equity, the fund was broadly diversified with a bias towards the value style of investing and defensive sectors such as consumer staples and utilities at the end of 2022. The fund maintained an underweight to technology and communication services while overweighting financials and energy at the end of 2022. Our research led us to pair an overweight to international equity in late January of 2022 and reallocate to U.S. value stocks and commodities. The fund outperformed the benchmark by 2.5% during 2022 due to our value tilt, energy, commodities, and lower duration relative to the benchmark.

The Morningstar Conservative ETF Asset Allocation Portfolio Class II returned -11.82% in 2022, while the fund’s primary benchmark returned -13.62% during the same period. The portfolio was last reallocated in June of 2022 and reflected an equity and fixed income allocation that was slightly overweight equity when considering the commodities position relative to the fund’s primary benchmark. At the end of 2022, the fund maintained a diversified mix of credit, foreign, government, TIPs, and Treasury bonds at a slightly lower average weighted duration relative to the benchmark. At the June 2022 reallocation, we reduced the fund’s credit exposure and duration by trimming the fund’s EM hard currency, long-term corporate and high yield bonds. We reallocated to intermediate term Treasuries, corporates, aggregate bonds.

Additionally, we introduced a small net allocation to long-term Treasuries to offset the portfolio’s credit exposure. Within equity, the fund was broadly diversified with a bias towards the value style of investing at the end of 2022. The fund maintained an underweight to technology and communication services while overweighting financials, energy, and utilities at the end of 2022. Our research led us to pair an overweight to international equity in late January of 2022 and reallocate to U.S. value stocks and commodities. The fund outperformed the benchmark by 1.8% during 2022 due to our value tilt, energy, commodities, and lower duration relative to the benchmark.

Jared Watts

Portfolio Manager

4 | December 31, 2022

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2022 (Unaudited)

Important Disclosures

The information, data, analyses and opinions presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, Morningstar Investment Management LLC. has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason. Past performance does not guarantee future results.

Morningstar Investment Management LLC (“Morningstar Investment Management”) is a registered investment adviser and subsidiary of Morningstar, Inc. Morningstar Investment Management acts as a sub-adviser to ALPS Advisors, Inc. (“ALPS”) by providing recommendations to ALPS regarding asset allocation targets and selection of securities appropriate for the Morningstar ETF Allocation Series. Morningstar Investment Management selects securities for Morningstar ETF Allocation Series from the universe of investments made available through ALPS.

Morningstar Investment Management LLC is not acting in the capacity of adviser to individual clients. Asset allocation target allocations are subject to change without notice. Morningstar Investment Management establishes the allocations using its proprietary asset classifications. If alternative classification methods are used, the allocations may not meet the asset allocation targets. Morningstar Investment Management LLC is not affiliated with ALPS Advisors, Inc.

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus for the Morningstar ETF Asset Allocation Series, which contains this and other information, please contact your investment professional. Read the prospectus carefully before investing.

Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. The Morningstar ETF Asset Allocation Series Portfolios are not Exchange Traded Funds (ETFs), instead they consist of five risk-based asset allocation portfolios that invest in underlying ETFs, which are typically open-end investment companies or unit investment trusts.

An investment in the Portfolios involves risk, including loss of principal. Asset allocation cannot assure a profit nor protect against a loss.

The Portfolio allocates investments among multiple ETF asset classes including: U.S. equity, fixed income, real estate and international ETFs. The stocks of smaller companies are subject to above-average market price fluctuations. There are specific risks associated with international investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices and rapid changes in political and economic conditions. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties. Fixed income securities are subject to interest rate risk, prepayment risk and market risk. Commodity trading is highly speculative and involves a high degree of risk.

ALPS Advisors, Inc. is the investment adviser and Morningstar Investment Management, LLC is the investment sub-adviser to the Portfolios. Morningstar ETF Allocation Series Portfolios are distributed by ALPS Portfolio Solutions Distributor, Inc. ALPS Portfolio Solutions Distributor, Inc. does not distribute the underlying ETF within the portfolios. ALPS and Morningstar Investment Management are unaffiliated entities.

The Portfolios are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to investors in the Portfolios or any member of the public regarding the advisability of investing in mutual funds generally or in accordance with the Portfolios in particular.

ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., and ALPS Fund Services, Inc. are subsidiaries of ALPS Holdings, Inc. ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc. are registered broker-dealers and FINRA Members

5 | December 31, 2022

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2022 (Unaudited)

MORNINGSTAR ETF ASSET ALLOCATION SERIES PERFORMANCE SUMMARY

The illustration below is based on a hypothetical $10,000 investment in each of the respective Portfolios since inception (4/30/07). All results shown assume reinvestments of dividends and capital gains.

Conservative (return of $10,000 based on actual performance)	Income & Growth (return of $10,000 based on actual performance)

Balanced (return of $10,000 based on actual performance)	Growth (return of $10,000 based on actual performance)

Aggressive Growth (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables on pages 6 and 7 do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

6 | December 31, 2022

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2022 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS | FOR THE PERIODS ENDED DECEMBER 31, 2022

Portfolio	1 Year	3 Year	5 Year	10 Year	Since Inception (4/30/07)	Annualized Expense Ratios as disclosed in current prospectus dated 4/29/22†
						Gross	Net
Conservative - Class I	-11.61%	-1.09%	0.78%	2.00%	2.70%	0.75%	0.63%
Conservative - Class II	-11.82%	-1.34%	0.54%	1.74%	2.42%	1.00%	0.88%
Conservative Blended Benchmark (20% Equity)*(a)	-13.62%	-1.12%	1.23%	2.65%	3.49%
Blended Secondary Benchmark^(f)	-12.87%	-0.18%	2.19%	3.42%	4.02%
Income & Growth - Class I	-12.31%	0.56%	2.02%	3.61%	3.44%	0.67%	0.64%
Income & Growth - Class II	-12.54%	0.32%	1.77%	3.36%	3.18%	0.92%	0.89%
Income & Growth Blended Benchmark (40% Equity)*(b)	-14.98%	0.51%	2.66%	4.52%	4.46%
Blended Secondary Benchmark^(g)	-14.07%	1.94%	4.15%	5.77%	5.28%
Balanced - Class I	-12.60%	2.01%	3.06%	5.17%	4.19%	0.65%	0.65%
Balanced - Class II	-12.88%	1.74%	2.80%	4.90%	3.93%	0.90%	0.90%
Balanced Blended Benchmark (60% Equity)*(c)	-16.13%	2.11%	4.03%	6.34%	5.30%
Blended Secondary Benchmark^(h)	-15.51%	3.91%	5.99%	8.08%	6.46%
Growth - Class I	-12.96%	3.37%	4.10%	6.59%	4.68%	0.64%	0.64%
Growth - Class II	-13.25%	3.11%	3.84%	6.32%	4.41%	0.89%	0.89%
Growth Blended Benchmark (80% Equity)*(d)	-16.94%	3.72%	5.34%	8.09%	5.97%
Blended Secondary Benchmark^(i)	-16.90%	5.80%	7.74%	10.35%	7.52%
Aggressive Growth - Class I	-12.92%	4.45%	4.85%	7.45%	4.88%	0.66%	0.65%
Aggressive Growth - Class II	-13.17%	4.15%	4.59%	7.17%	4.62%	0.91%	0.90%
Aggressive Growth Blended Benchmark (95% Equity)*(e)	-17.54%	4.94%	6.33%	9.45%	6.46%
Blended Secondary Benchmark^(j)	-17.80%	7.21%	9.02%	12.01%	8.22%

Since each Portfolio does not seek to replicate its respective Blended benchmark*,^, performance results between the Portfolio and each respective benchmark can differ.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

*	(a) The Conservative Benchmark is a blended benchmark consisting of 14% Russell 3000 TR USD / 6% Morningstar Global Markets ex-US NR Index USD / 58% Bloomberg US Universal TR USD / 12% FTSE WGBI Non-USD Index / 10% ICE BofAML Treasury 3 Month TR Index; (b) The Income and Growth Benchmark is a blended benchmark consisting of 28% Russell 3000 TR USD / 12% Morningstar Global Markets ex-US NR Index USD / 46% Bloomberg US Universal TR USD / 9% FTSE WGBI Non-USD Index / 5% ICE BofAML Treasury 3 Month TR Index; (c) The Balanced Benchmark is a blended benchmark consisting of 42% Russell 3000 TR USD / 18% Morningstar Global Markets ex-US NR Index USD / 32% Bloomberg US Universal TR USD / 6% FTSE WGBI Non-USD Index / 2% ICE BofAML Treasury 3 Month TR Index; (d) The Growth Benchmark is a blended benchmark consisting of 56% Russell 3000 TR USD / 24% Morningstar Global Markets ex-US NR Index USD / 15% Bloomberg US Universal TR USD / 3% FTSE WGBI Non-USD Index / 2% ICE BofAML Treasury 3 Month TR Index; (e) The Aggressive Growth Benchmark is a blended benchmark consisting of 67% Russell 3000 TR USD / 28% Morningstar Global Markets ex-US NR Index USD / 3% Bloomberg US Universal TR USD / 2% ICE BofAML Treasury 3 Month TR Index.

^	Blended Benchmark: (f) Blended benchmark of 20% S&P 500 Index / 73% Bloomberg US Aggregate Bond Index / 7% ICE BofAML Treasury 3 Month TR Index; (g) 40% S&P 500 Index / 55% Bloomberg US Aggregate Bond Index / 5% ICE BofAML Treasury 3 Month TR Index; (h) 60% S&P 500 Index / 38% Bloomberg US Aggregate Bond Index / 2% ICE BofAML Treasury 3 Month TR Index; (i) 80% S&P 500 Index / 20% Bloomberg US Aggregate Bond Index; (j) 95% S&P 500 Index / 5% Bloomberg US Aggregate Bond Index; Each index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index. The S&P 500® Index reflects the reinvestment of dividends.

†	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect and Financial Highlights tables for expense ratios as of December 31, 2022. Note the net expense ratios above, as shown in the current Prospectus, include estimated acquired fund fees, which are not incurred in the expense ratios stated throughout the rest of this report. The Adviser and Sub-Adviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed a maximum of 0.53% of Class I or Class II shares average daily net assets through April 29, 2023. This means that acquired fund fees and expenses and extraordinary expenses may cause the Portfolio’s gross expense ratios shown above to exceed the maximum amounts of 0.53% for Class I or Class II agreed to by the Adviser and Sub-Adviser.

7 | December 31, 2022

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2022 (Unaudited)

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the Portfolios. The Distributor is not affiliated with the Sub-Adviser.

Morningstar Investment Management LLC (“Morningstar”) utilizes asset allocation models they have developed to allocate each Portfolio’s assets among the underlying exchange-traded funds (“ETFs”). Morningstar starts the investment process by scouring the globe for opportunities. Instead of tracking closely to an index-defined universe, Morningstar looks broadly, investigating asset classes, sub -asset classes, sectors, and securities in markets around the world. Morningstar applies a valuation analysis supported by in-depth fundamental research to find opportunities that are believed to be attractively priced. Morningstar prefers to invest in ideas that go against the market consensus because the only way to outperform is to be different from what the market has already included in the stock price. Morningstar also looks closely at each asset class’ risk, which can be complex, multifaceted, and vary over time. Morningstar believes that one of the best ways to control for risk is to buy fundamentally strong assets that appear to be underpriced. In-depth valuation analysis and contrarian indicators are the key ways Morningstar generates investment ideas. As valuation-driven investors, Morningstar primarily focuses on price changes relative to fair value through time. Given that markets are dynamic, Morningstar reassesses the portfolio given the changes in investment ideas, aggregate risks, and portfolio exposures. This iterative process reconsiders the opportunity set, with a constant eye on fundamental diversification and portfolio allocations.

MORNINGSTAR ETF ASSET ALLOCATION SERIES STRATEGIC ALLOCATION SUMMARY*

*	As of December 31, 2022.

The table below shows there were changes in the strategic allocations provided by Morningstar's proprietary asset allocation methodology for the period ended December 31, 2022. Portfolio holdings are influenced by the strategic allocations, but actual investment percentages in each category may vary from time to time. See each Portfolio’s Schedule of Investments on the following pages for actual holdings allocations as of December 31, 2022.

	Conservative as of		Income & Growth as of		Balanced as of		Growth as of		Aggressive Growth as of
Asset Classes	12/31/2022	6/30/2022	12/31/2022	6/30/2022	12/31/2022	6/30/2022	12/31/2022	6/30/2022	12/31/2022	6/30/2022
U.S. Equity	13.5%	12.0%	27.0%	24.5%	39.5%	36.0%	52.5%	47.5%	62.0%	57.5%
U.S. Bonds	71.5%	70.5%	54.0%	54.0%	35.0%	35.0%	20.0%	20.0%	5.0%	5.0%
Non-U.S. Equity	6.5%	8.0%	13.0%	15.5%	20.5%	24.0%	27.5%	32.5%	33.0%	37.5%
Non-U.S. Bonds	6.5%	7.5%	4.0%	4.0%	3.0%	3.0%	0.0%	0.0%	0.0%	0.0%
Cash Equivalents	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	0.0%	0.0%	0.0%	0.0%

Each Portfolio allocates investments among multiple ETF asset classes including: U.S. equity, fixed income, real estate, and international ETFs. Asset allocation does not assure a profit or protect against down markets. Equity securities are subject to investment risk, including possible loss of principal amount invested. The stocks of smaller companies are subject to above-average market-price fluctuations. There are specific risks associated with international investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties. Fixed income securities are subject to interest rate risk, prepayment risk, and market risk.

The Morningstar ETF Allocation Series Portfolios are not ETFs; instead, they consist of five risk-based asset allocation portfolios that invest in underlying ETFs, which are typically open-end investment companies or unit investment trusts.

8 | December 31, 2022

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2022 (Unaudited)

Conservative – Asset Class Allocation# (as a percentage of net assets)	Income & Growth – Asset Class Allocation# (as a percentage of net assets)

Balanced – Asset Class Allocation# (as a percentage of net assets)	Growth – Asset Class Allocation# (as a percentage of net assets)

Aggressive Growth – Asset Class Allocation# (as a percentage of net assets)

#    Portfolio asset classifications used in this chart are employed by one or more widely recognized market indexes or ratings group indexes, and/or are defined by Portfolio management. These classifications have been applied to the securities owned by the underlying ETFs held by each Portfolio as of December 31, 2022 and these underlying securities holdings are shown as a percentage of total Portfolio market value. These asset classifications are unaudited and do not reflect the legal status of any of the investments or companies in which the underlying ETF has invested. Holdings are subject to change and may not reflect the current or future position of the Portfolio.

*    Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2022. Holdings are subject to change and do not reflect the current or future position of the Portfolio.

9 | December 31, 2022

Morningstar Conservative ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2022

Security Description	Shares	Value
Exchange Traded Funds - 99.24%
iShares® Broad USD High Yield Corporate Bond ETF	41,453	$1,431,372
iShares® Core S&P 500® ETF	1,670	641,631
iShares® Core S&P® Mid-Cap ETF	1,984	479,910
iShares® JP Morgan USD Emerging Markets Bond ETF	3,785	320,173
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	64,172	948,462
Schwab Fundamental Emerging Markets Large Company Index ETF	12,853	318,497
Schwab Fundamental International Large Company Index ETF	32,692	950,356
Schwab US TIPS ETF	21,510	1,114,003
SPDR® Portfolio Intermediate Term Corporate Bond ETF	20,010	636,918
VanEck J. P. Morgan EM Local Currency Bond ETF	33,003	799,663
Vanguard® FTSE Developed Markets ETF	18,892	792,897
Vanguard® Intermediate-Term Corporate Bond ETF	12,304	953,683
Vanguard® Intermediate-Term Treasury ETF	37,998	2,222,123
Vanguard® Long-Term Bond ETF	8,696	629,938
Vanguard® Long-Term Treasury ETF	10,185	627,600
Vanguard® Short-Term Bond ETF	67,374	5,071,915
Vanguard® Short-Term Inflation- Protected Securities ETF	10,248	478,684
Vanguard® Small-Cap Value ETF	2,005	318,394
Vanguard® Total Bond Market ETF	132,258	9,501,415
Vanguard® Total Stock Market ETF	11,726	2,241,894
Vanguard® Value ETF	6,815	956,622
Total Exchange Traded Funds
(Cost $34,279,987)		31,436,150

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.96%
State Street Institutional Treasury Plus Money Market Fund, Premier Class	4.140%	302,538	$302,538

Total Short-Term Investments
(Cost $302,538)			302,538

Total Investments - 100.20%
(Total cost $34,582,525)			31,738,688

Liabilities in Excess of Other Assets - (0.20)%			(63,071)

Net Assets - 100.00%			$31,675,617

See Notes to Financial Statements.

10 | December 31, 2022

Morningstar Income and Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2022

Security Description	Shares	Value
Exchange Traded Funds - 99.02%
iShares® Broad USD High Yield Corporate Bond ETF	62,359	$2,153,256
iShares® Core S&P 500® ETF	6,216	2,388,249
iShares® Core S&P® Mid-Cap ETF	8,767	2,120,650
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	95,000	1,404,100
Schwab Fundamental Emerging Markets Large Company Index ETF	43,669	1,082,118
Schwab Fundamental International Large Company Index ETF	102,295	2,973,716
Schwab US TIPS ETF	25,885	1,340,584
SPDR® Portfolio Intermediate Term Corporate Bond ETF	26,005	827,739
VanEck J. P. Morgan EM Local Currency Bond ETF	46,255	1,120,759
Vanguard® Consumer Staples ETF	2,853	546,549
Vanguard® FTSE Developed Markets ETF	58,369	2,449,747
Vanguard® Health Care ETF	2,270	563,074
Vanguard® Intermediate-Term Corporate Bond ETF	14,169	1,098,239
Vanguard® Intermediate-Term Treasury ETF	51,238	2,996,398
Vanguard® Long-Term Bond ETF	11,064	801,476
Vanguard® Long-Term Treasury ETF	8,495	523,462
Vanguard® Mid-Cap Value ETF	4,010	542,312
Vanguard® Short-Term Bond ETF	64,922	4,887,328
Vanguard® Small-Cap Value ETF	6,721	1,067,295
Vanguard® Total Bond Market ETF	202,341	14,536,178
Vanguard® Total Stock Market ETF	27,660	5,288,315
Vanguard® Value ETF	17,340	2,434,016
Total Exchange Traded Funds
(Cost $55,002,229)		53,145,560

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.10%
State Street Institutional Treasury Plus Money Market Fund, Premier Class	4.140%	587,004	$587,004

Total Short-Term Investments
(Cost $587,004)			587,004

Total Investments - 100.12%
(Total cost $55,589,233)			53,732,564

Liabilities in Excess of Other Assets - (0.12)%			(61,870)

Net Assets - 100.00%			$53,670,694

See Notes to Financial Statements.

11 | December 31, 2022

Morningstar Balanced ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2022

Security Description	Shares	Value
Exchange Traded Funds - 98.96%
iShares® Broad USD High Yield Corporate Bond ETF	151,887	$5,244,658
iShares® Core S&P 500® ETF	32,763	12,587,872
iShares® Core S&P® Mid-Cap ETF	28,379	6,864,596
iShares® MSCI EAFE Small-Cap ETF	28,376	1,602,677
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	338,961	5,009,843
Schwab Fundamental Emerging Markets Large Company Index ETF	118,256	2,930,384
Schwab Fundamental International Large Company Index ETF	399,444	11,611,837
Schwab US TIPS ETF	41,663	2,157,727
SPDR® Portfolio Intermediate Term Corporate Bond ETF	48,295	1,537,230
VanEck J. P. Morgan EM Local Currency Bond ETF	95,995	2,325,959
Vanguard® Consumer Staples ETF	16,337	3,129,679
Vanguard® Energy ETF	12,985	1,574,821
Vanguard® Financials ETF	19,337	1,599,750
Vanguard® FTSE Developed Markets ETF	235,432	9,881,081
Vanguard® FTSE Emerging Markets ETF	37,148	1,448,029
Vanguard® Health Care ETF	9,695	2,404,845
Vanguard® Intermediate-Term Corporate Bond ETF	29,587	2,293,288
Vanguard® Intermediate-Term Treasury ETF	102,831	6,013,557
Vanguard® Long-Term Bond ETF	20,013	1,449,742
Vanguard® Mid-Cap Value ETF	23,090	3,122,692
Vanguard® Short-Term Bond ETF	51,192	3,853,734
Vanguard® Small-Cap ETF	8,395	1,540,818
Vanguard® Small-Cap Value ETF	28,823	4,577,092
Vanguard® Total Bond Market ETF	402,930	28,946,491
Vanguard® Total Stock Market ETF	93,619	17,899,017
Vanguard® Value ETF	54,860	7,700,698
Total Exchange Traded Funds
(Cost $147,196,099)		149,308,117
Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.16%
State Street Institutional Treasury Plus Money Market Fund, Premier Class	4.140%	1,756,698	$1,756,698

Total Short-Term Investments
(Cost $1,756,698)			1,756,698

Total Investments - 100.12%
(Total cost $148,952,797)			151,064,815

Liabilities in Excess of Other Assets - (0.12)%			(185,794)

Net Assets - 100.00%			$150,879,021

See Notes to Financial Statements.

12 | December 31, 2022

Morningstar Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2022

Security Description	Shares	Value
Exchange Traded Funds - 100.06%
iShares® Core S&P 500® ETF	57,071	$21,927,249
iShares® Core S&P® Mid-Cap ETF	54,725	13,237,430
iShares® MSCI EAFE Small-Cap ETF	59,736	3,373,890
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	508,787	7,519,872
Schwab Fundamental Emerging Markets Large Company Index ETF	209,762	5,197,902
Schwab Fundamental International Large Company Index ETF	745,586	21,674,185
SPDR® Portfolio Intermediate Term Corporate Bond ETF	67,605	2,151,867
Vanguard® Consumer Staples ETF	30,317	5,807,828
Vanguard® Energy ETF	28,074	3,404,815
Vanguard® Financials ETF	42,066	3,480,120
Vanguard® FTSE Developed Markets ETF	562,942	23,626,676
Vanguard® FTSE Emerging Markets ETF	78,112	3,044,806
Vanguard® Health Care ETF	19,085	4,734,034
Vanguard® Intermediate-Term Treasury ETF	109,601	6,409,466
Vanguard® Mid-Cap Value ETF	41,405	5,599,612
Vanguard® Short-Term Bond ETF	28,716	2,161,741
Vanguard® Small-Cap ETF	24,560	4,507,742
Vanguard® Small-Cap Value ETF	49,240	7,819,312
Vanguard® Total Bond Market ETF	379,325	27,250,708
Vanguard® Total Stock Market ETF	184,766	35,325,411
Vanguard® Value ETF	96,047	13,482,117
Total Exchange Traded Funds
(Cost $206,984,976)		221,736,783

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.09%
State Street Institutional Treasury Plus Money Market Fund, Premier Class	4.140%	194,655	$194,655

Total Short-Term Investments
(Cost $194,655)			194,655

Total Investments - 100.15%
(Total cost $207,179,631)			221,931,438

Liabilities in Excess of Other Assets - (0.15)%			(342,382)

Net Assets - 100.00%			$221,589,056

See Notes to Financial Statements.

13 | December 31, 2022

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2022

Security Description	Shares	Value
Exchange Traded Funds - 100.07%
iShares® Core S&P 500® ETF	41,238	$15,844,052
iShares® Core S&P® Mid-Cap ETF	41,531	10,045,933
iShares® MSCI EAFE Small-Cap ETF	50,310	2,841,509
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	340,897	5,038,458
Schwab Fundamental Emerging Markets Large Company Index ETF	171,109	4,240,081
Schwab Fundamental International Large Company Index ETF	579,303	16,840,338
Vanguard® Consumer Staples ETF	22,259	4,264,157
Vanguard® Energy ETF	26,000	3,153,280
Vanguard® Financials ETF	34,336	2,840,617
Vanguard® FTSE Developed Markets ETF	418,165	17,550,385
Vanguard® FTSE Emerging Markets ETF	90,191	3,515,645
Vanguard® Health Care ETF	14,995	3,719,510
Vanguard® Intermediate-Term Treasury ETF	23,115	1,351,765
Vanguard® Mid-Cap Value ETF	31,480	4,257,355
Vanguard® Small-Cap ETF	23,313	4,278,868
Vanguard® Small-Cap Value ETF	40,456	6,424,413
Vanguard® Total Bond Market ETF	38,788	2,786,530
Vanguard® Total Stock Market ETF	124,661	23,833,938
Vanguard® Value ETF	82,603	11,594,983
Total Exchange Traded Funds
(Cost $132,503,118)		144,421,817

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.07%
State Street Institutional Treasury Plus Money Market Fund, Premier Class	4.140%	99,282	$99,282

Total Short-Term Investments
(Cost $99,282)			99,282

Total Investments - 100.14%
(Total cost $132,602,400)			144,521,099

Liabilities in Excess of Other Assets - (0.14)%			(198,014)

Net Assets - 100.00%			$144,323,085

See Notes to Financial Statements.

14 | December 31, 2022

Morningstar ETF Asset Allocation Series

Statements of Assets and Liabilities	As of December 31, 2022

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
ASSETS:

Investments, at value	$31,738,688	$53,732,564	$151,064,815	$221,931,438	$144,521,099
Receivable for shares sold	4,108	4,862	32,775	26,228	7,071
Dividends receivable	1,413	1,479	4,888	999	1,366
Other assets	430	865	2,360	3,305	1,999
Total Assets	31,744,639	53,739,770	151,104,838	221,961,970	144,531,535

LIABILITIES:

Payable for shares redeemed	6,225	5,130	92,929	218,388	95,877
Payable to advisor	26,120	24,355	64,073	85,568	65,118
Payable for distribution and service fees	5,854	10,157	25,353	24,638	11,126
Payable for audit fees	18,061	18,061	18,061	18,061	18,061
Accrued expenses and other liabilities	12,762	11,373	25,401	26,259	18,268
Total Liabilities	69,022	69,076	225,817	372,914	208,450
Net Assets	$31,675,617	$53,670,694	$150,879,021	$221,589,056	$144,323,085

NET ASSETS CONSIST OF:

Paid-in capital	$34,699,916	$54,172,575	$142,516,900	$197,230,953	$126,312,397
Total distributable earnings/ (accumulated losses)	(3,024,299)	(501,881)	8,362,121	24,358,103	18,010,688
Net Assets	$31,675,617	$53,670,694	$150,879,021	$221,589,056	$144,323,085

Investments, at Cost	$34,582,525	$55,589,233	$148,952,797	$207,179,631	$132,602,400

PRICING OF SHARES:

Class I:
Net Assets	$5,102,246	$6,891,662	$33,314,690	$107,288,912	$92,533,194
Shares of beneficial interest outstanding	533,422	802,810	3,515,450	10,231,308	7,464,187
Net assets value, offering and redemption price per share	$9.57	$8.58	$9.48	$10.49	$12.40

Class II:
Net Assets	$26,573,371	$46,779,032	$117,564,331	$114,300,144	$51,789,891
Shares of beneficial interest outstanding	2,792,187	5,089,368	12,222,428	11,143,038	4,229,986
Net assets value, offering and redemption price per share	$9.52	$9.19	$9.62	$10.26	$12.24

See Notes to Financial Statements.

15 | December 31, 2022

Morningstar ETF Asset Allocation Series

Statements of Operations	For the Year Ended December 31, 2022

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
INVESTMENT INCOME:
Dividends	$906,352	$1,589,660	$4,333,390	$5,936,344	$3,811,172
Total Investment Income	906,352	1,589,660	4,333,390	5,936,344	3,811,172

EXPENSES:
Investment advisor fee	142,355	268,492	727,587	1,035,107	640,226
Recoupment of previously waived fees	–	–	–	–	6,101
12b-1 fees:
Class II	67,287	131,557	318,183	302,326	129,420
Custodian fees	–	1,646	4,420	2,838	2,682
Administration fees	8,507	8,507	8,507	8,507	8,507
Legal fees	2,237	4,166	11,311	15,687	9,573
Audit fees	16,312	16,312	16,312	16,312	16,312
Trustees' fees and expenses	9,496	18,259	49,429	70,254	43,207
Report to shareholder fees	3,035	4,324	8,483	10,817	7,491
Other expenses	10,392	14,601	29,887	31,905	22,119
Total expenses before waiver/reimbursements	259,621	467,864	1,174,119	1,493,753	885,638
Less fees waived/reimbursed by investment advisor
Class I	(3,496)	(2,376)	–	–	(1,210)
Class II	(21,386)	(18,263)	–	–	(1,250)
Total Net Expenses	234,739	447,225	1,174,119	1,493,753	883,178
Net Investment Income	671,613	1,142,435	3,159,271	4,442,591	2,927,994

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments	(476,390)	460,627	3,512,495	5,479,988	3,411,487
Long-term capital gain distributions from other investment companies	18,568	15,105	26,742	21,500	3,284
Net change in unrealized depreciation on investments	(4,474,741)	(10,045,222)	(29,921,699)	(43,718,231)	(26,377,011)
Net Realized and Unrealized Loss on Investments	(4,932,563)	(9,569,490)	(26,382,462)	(38,216,743)	(22,962,240)
Net Decrease in Net Assets Resulting from Operations	$(4,260,950)	$(8,427,055)	$(23,223,191)	$(33,774,152)	$(20,034,246)

See Notes to Financial Statements.

16 | December 31, 2022

Morningstar Conservative ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
OPERATIONS:

Net investment income	$671,613	$514,199
Net realized gain/(loss)	(476,390)	1,232,291
Long-term capital gain distributions from other investment companies	18,568	66,425
Net change in unrealized depreciation	(4,474,741)	(966,397)
Net increase/(decrease) in net assets resulting from operations	(4,260,950)	846,518

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(270,558)	(210,608)
Class II	(1,403,525)	(1,282,046)
Total distributions	(1,674,083)	(1,492,654)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	1,581,750	1,108,087
Issued to shareholders in reinvestment of distributions	270,558	210,608
Cost of shares redeemed	(859,777)	(599,106)
Net increase from share transactions	992,531	719,589
Class II
Proceeds from sale of shares	16,875,259	7,151,394
Issued to shareholders in reinvestment of distributions	1,403,525	1,282,046
Cost of shares redeemed	(17,355,650)	(10,381,756)
Net increase/(decrease) from share transactions	923,134	(1,948,316)

Net decrease in net assets	(4,019,368)	(1,874,863)

NET ASSETS:

Beginning of year	35,694,985	37,569,848
End of year	$31,675,617	$35,694,985

OTHER INFORMATION - SHARES:

Class I
Sold	152,244	94,185
Reinvested	27,807	18,474
Redeemed	(80,621)	(50,827)
Net increase in shares outstanding	99,430	61,832

Class II
Sold	1,636,275	611,586
Reinvested	144,992	112,956
Redeemed	(1,692,624)	(888,202)
Net increase/(decrease) in shares outstanding	88,643	(163,660)

See Notes to Financial Statements.

17 | December 31, 2022

Morningstar Income and Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
OPERATIONS:

Net investment income	$1,142,435	$1,017,281
Net realized gain	460,627	2,589,729
Long-term capital gain distributions from other investment companies	15,105	95,196
Net change in unrealized appreciation/(depreciation)	(10,045,222)	675,914
Net increase/(decrease) in net assets resulting from operations	(8,427,055)	4,378,120

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(485,802)	(367,183)
Class II	(3,026,299)	(2,695,526)
Total distributions	(3,512,101)	(3,062,709)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	1,441,830	3,582,959
Issued to shareholders in reinvestment of distributions	485,802	367,183
Cost of shares redeemed	(2,827,006)	(1,119,685)
Net increase/(decrease) from share transactions	(899,374)	2,830,457
Class II
Proceeds from sale of shares	3,427,896	4,008,526
Issued to shareholders in reinvestment of distributions	3,026,299	2,695,526
Cost of shares redeemed	(9,972,685)	(10,122,161)
Net decrease from share transactions	(3,518,490)	(3,418,109)

Net increase/(decrease) in net assets	(16,357,020)	727,759

NET ASSETS:

Beginning of year	70,027,714	69,299,955
End of year	$53,670,694	$70,027,714

OTHER INFORMATION - SHARES:

Class I
Sold	154,096	338,575
Reinvested	55,647	35,037
Redeemed	(285,508)	(105,401)
Net increase/(decrease) in shares outstanding	(75,765)	268,211

Class II
Sold	333,952	352,789
Reinvested	323,668	241,535
Redeemed	(991,534)	(886,480)
Net decrease in shares outstanding	(333,914)	(292,156)

See Notes to Financial Statements.

18 | December 31, 2022

Morningstar Balanced ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
OPERATIONS:

Net investment income	$3,159,271	$2,799,899
Net realized gain	3,512,495	7,750,163
Long-term capital gain distributions from other investment companies	26,742	167,337
Net change in unrealized appreciation/(depreciation)	(29,921,699)	8,108,307
Net increase/(decrease) in net assets resulting from operations	(23,223,191)	18,825,706

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(2,315,091)	(1,930,779)
Class II	(7,817,333)	(7,500,375)
Total distributions	(10,132,424)	(9,431,154)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	4,270,242	6,165,569
Issued to shareholders in reinvestment of distributions	2,315,091	1,930,779
Cost of shares redeemed	(4,223,721)	(1,842,640)
Net increase from share transactions	2,361,612	6,253,708
Class II
Proceeds from sale of shares	11,464,968	11,591,867
Issued to shareholders in reinvestment of distributions	7,817,333	7,500,375
Cost of shares redeemed	(20,572,825)	(31,028,935)
Net decrease from share transactions	(1,290,524)	(11,936,693)

Net increase/(decrease) in net assets	(32,284,527)	3,711,567

NET ASSETS:

Beginning of year	183,163,548	179,451,981
End of year	$150,879,021	$183,163,548

OTHER INFORMATION - SHARES:

Class I
Sold	407,341	525,056
Reinvested	240,904	166,878
Redeemed	(397,985)	(156,520)
Net increase in shares outstanding	250,260	535,414

Class II
Sold	1,058,273	967,011
Reinvested	800,956	639,418
Redeemed	(1,929,068)	(2,586,300)
Net decrease in shares outstanding	(69,839)	(979,871)

See Notes to Financial Statements.

19 | December 31, 2022

Morningstar Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
OPERATIONS:

Net investment income	$4,442,591	$3,950,217
Net realized gain	5,479,988	9,645,947
Long-term capital gain distributions from other investment companies	21,500	124,208
Net change in unrealized appreciation/(depreciation)	(43,718,231)	20,526,135
Net increase/(decrease) in net assets resulting from operations	(33,774,152)	34,246,507

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(6,377,481)	(5,600,462)
Class II	(6,707,117)	(6,436,501)
Total distributions	(13,084,598)	(12,036,963)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	10,876,492	8,939,593
Issued to shareholders in reinvestment of distributions	6,377,481	5,600,462
Cost of shares redeemed	(6,559,628)	(7,438,339)
Net increase from share transactions	10,694,345	7,101,716
Class II
Proceeds from sale of shares	9,789,060	7,566,657
Issued to shareholders in reinvestment of distributions	6,707,117	6,436,501
Cost of shares redeemed	(15,519,386)	(20,206,682)
Net increase/(decrease) from share transactions	976,791	(6,203,524)

Net increase/(decrease) in net assets	(35,187,614)	23,107,736

NET ASSETS:

Beginning of year	256,776,670	233,668,934
End of year	$221,589,056	$256,776,670

OTHER INFORMATION - SHARES:

Class I
Sold	942,682	695,887
Reinvested	600,516	440,981
Redeemed	(569,964)	(583,582)
Net increase in shares outstanding	973,234	553,286

Class II
Sold	869,018	600,313
Reinvested	645,536	517,820
Redeemed	(1,383,217)	(1,609,469)
Net increase/(decrease) in shares outstanding	131,337	(491,336)

See Notes to Financial Statements.

20 | December 31, 2022

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
OPERATIONS:

Net investment income	$2,927,994	$2,452,835
Net realized gain	3,411,487	5,602,480
Long-term capital gain distributions from other investment companies	3,284	15,517
Net change in unrealized appreciation/(depreciation)	(26,377,011)	15,726,107
Net increase/(decrease) in net assets resulting from operations	(20,034,246)	23,796,939

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(4,955,694)	(3,203,168)
Class II	(2,726,738)	(1,767,852)
Total distributions	(7,682,432)	(4,971,020)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	12,098,544	10,561,142
Issued to shareholders in reinvestment of distributions	4,955,694	3,203,168
Cost of shares redeemed	(4,135,696)	(4,186,563)
Net increase from share transactions	12,918,542	9,577,747
Class II
Proceeds from sale of shares	8,211,554	4,854,728
Issued to shareholders in reinvestment of distributions	2,726,738	1,767,852
Cost of shares redeemed	(5,366,169)	(11,129,942)
Net increase/(decrease) from share transactions	5,572,123	(4,507,362)

Net increase/(decrease) in net assets	(9,226,013)	23,896,304

NET ASSETS:

Beginning of year	153,549,098	129,652,794
End of year	$144,323,085	$153,549,098

OTHER INFORMATION - SHARES:

Class I
Sold	910,195	715,603
Reinvested	395,506	215,122
Redeemed	(309,620)	(284,138)
Net increase in shares outstanding	996,081	646,587

Class II
Sold	631,359	333,864
Reinvested	220,254	120,180
Redeemed	(401,752)	(775,743)
Net increase/(decrease) in shares outstanding	449,861	(321,699)

See Notes to Financial Statements.

21 | December 31, 2022

Morningstar Conservative ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.43	$11.65	$11.18	$10.50	$11.16
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.25	0.19	0.19	0.24	0.25
Net realized and unrealized gain/(loss) on investments	(1.57)	0.11	0.56	0.78	(0.48)
Total income/(loss) from investment operations	(1.32)	0.30	0.75	1.02	(0.23)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.18)	(0.20)	(0.22)	(0.25)	(0.27)
From net realized gain	(0.36)	(0.32)	(0.06)	(0.09)	(0.16)
Total distributions	(0.54)	(0.52)	(0.28)	(0.34)	(0.43)
Net increase/(decrease) in net asset value	(1.86)	(0.22)	0.47	0.68	(0.66)
Net asset value - end of period	$9.57	$11.43	$11.65	$11.18	$10.50

Total Return*	(11.61)%	2.51%	6.80%	9.75%	(2.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$5,102	$4,959	$4,334	$4,362	$3,891
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.61%	0.65%	0.62%	0.62%	0.59%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	2.36%	1.65%	1.65%	2.17%	2.24%
Portfolio turnover rate	67%	20%	73%	17%	47%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

22 | December 31, 2022

Morningstar Conservative ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.37	$11.59	$11.13	$10.45	$11.11
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.22	0.16	0.16	0.21	0.22
Net realized and unrealized gain/(loss) on investments	(1.55)	0.11	0.56	0.78	(0.48)
Total income/(loss) from investment operations	(1.33)	0.27	0.72	0.99	(0.26)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.16)	(0.17)	(0.20)	(0.22)	(0.24)
From net realized gain	(0.36)	(0.32)	(0.06)	(0.09)	(0.16)
Total distributions	(0.52)	(0.49)	(0.26)	(0.31)	(0.40)
Net increase/(decrease) in net asset value	(1.85)	(0.22)	0.46	0.68	(0.66)
Net asset value - end of period	$9.52	$11.37	$11.59	$11.13	$10.45

Total Return*	(11.82)%	2.28%	6.49%	9.53%	(2.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$26,573	$30,736	$33,236	$30,346	$29,536
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.86%	0.90%	0.87%	0.87%	0.84%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	2.08%	1.35%	1.42%	1.90%	1.98%
Portfolio turnover rate	67%	20%	73%	17%	47%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

23 | December 31, 2022

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.52	$10.38	$9.90	$9.19	$10.26
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.21	0.20	0.17	0.22	0.22
Net realized and unrealized gain/(loss) on investments	(1.49)	0.49	0.69	0.99	(0.63)
Total income/(loss) from investment operations	(1.28)	0.69	0.86	1.21	(0.41)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.21)	(0.19)	(0.25)	(0.25)	(0.25)
From net realized gain	(0.45)	(0.36)	(0.13)	(0.25)	(0.41)
Total distributions	(0.66)	(0.55)	(0.38)	(0.50)	(0.66)
Net increase/(decrease) in net asset value	(1.94)	0.14	0.48	0.71	(1.07)
Net asset value - end of period	$8.58	$10.52	$10.38	$9.90	$9.19

Total Return*	(12.31)%	6.66%	8.73%	13.19%	(3.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$6,892	$9,245	$6,333	$5,640	$5,126
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.56%	0.56%	0.57%	0.56%	0.54%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	2.17%	1.85%	1.72%	2.19%	2.18%
Portfolio turnover rate	23%	16%	47%	10%	35%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

24 | December 31, 2022

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.21	$11.02	$10.49	$9.71	$10.80
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.19	0.16	0.15	0.20	0.20
Net realized and unrealized gain/(loss) on investments	(1.58)	0.55	0.73	1.05	(0.66)
Total income/(loss) from investment operations	(1.39)	0.71	0.88	1.25	(0.46)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.18)	(0.16)	(0.22)	(0.22)	(0.22)
From net realized gain	(0.45)	(0.36)	(0.13)	(0.25)	(0.41)
Total distributions	(0.63)	(0.52)	(0.35)	(0.47)	(0.63)
Net increase/(decrease) in net asset value	(2.02)	0.19	0.53	0.78	(1.09)
Net asset value - end of period	$9.19	$11.21	$11.02	$10.49	$9.71

Total Return*	(12.54)%	6.47%	8.43%	12.90%	(4.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$46,779	$60,783	$62,967	$66,339	$64,962
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.81%	0.81%	0.81%	0.81%	0.79%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.88%	1.43%	1.42%	1.93%	1.90%
Portfolio turnover rate	23%	16%	47%	10%	35%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

25 | December 31, 2022

Morningstar Balanced ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.65	$11.10	$10.50	$9.41	$11.29
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.23	0.21	0.18	0.23	0.23
Net realized and unrealized gain/(loss) on investments	(1.68)	1.00	0.80	1.32	(0.89)
Total income/(loss) from investment operations	(1.45)	1.21	0.98	1.55	(0.66)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.19)	(0.24)	(0.25)	(0.25)
From net realized gain	(0.50)	(0.47)	(0.14)	(0.21)	(0.97)
Total distributions	(0.72)	(0.66)	(0.38)	(0.46)	(1.22)
Net increase/(decrease) in net asset value	(2.17)	0.55	0.60	1.09	(1.88)
Net asset value - end of period	$9.48	$11.65	$11.10	$10.50	$9.41

Total Return*	(12.60)%	11.00%	9.41%	16.57%	(6.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$33,315	$38,044	$30,293	$27,725	$24,962
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.52%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.52%
Net investment income after waiver/reimbursements	2.18%	1.79%	1.76%	2.23%	2.09%
Portfolio turnover rate	23%	15%	53%	7%	23%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

26 | December 31, 2022

Morningstar Balanced ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.81	$11.24	$10.63	$9.52	$11.40
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.20	0.17	0.16	0.20	0.20
Net realized and unrealized gain/(loss) on investments	(1.71)	1.03	0.81	1.33	(0.89)
Total income/(loss) from investment operations	(1.51)	1.20	0.97	1.53	(0.69)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.18)	(0.16)	(0.22)	(0.21)	(0.22)
From net realized gain	(0.50)	(0.47)	(0.14)	(0.21)	(0.97)
Total distributions	(0.68)	(0.63)	(0.36)	(0.42)	(1.19)
Net increase/(decrease) in net asset value	(2.19)	0.57	0.61	1.11	(1.88)
Net asset value - end of period	$9.62	$11.81	$11.24	$10.63	$9.52

Total Return*	(12.88)%	10.79%	9.12%	16.26%	(6.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$117,564	$145,119	$149,159	$144,005	$141,770
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.77%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.77%
Net investment income after waiver/reimbursements	1.89%	1.45%	1.50%	1.96%	1.82%
Portfolio turnover rate	23%	15%	53%	7%	23%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

27 | December 31, 2022

Morningstar Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$12.81	$11.69	$11.12	$9.88	$12.15
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.24	0.22	0.18	0.24	0.24
Net realized and unrealized gain/(loss) on investments	(1.90)	1.54	0.95	1.74	(1.16)
Total income/(loss) from investment operations	(1.66)	1.76	1.13	1.98	(0.92)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.21)	(0.19)	(0.25)	(0.23)	(0.23)
From net realized gain	(0.45)	(0.45)	(0.31)	(0.51)	(1.12)
Total distributions	(0.66)	(0.64)	(0.56)	(0.74)	(1.35)
Net increase/(decrease) in net asset value	(2.32)	1.12	0.57	1.24	(2.27)
Net asset value - end of period	$10.49	$12.81	$11.69	$11.12	$9.88

Total Return*	(12.96)%	15.09%	10.26%	20.14%	(7.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$107,289	$118,634	$101,796	$91,240	$79,625
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.52%	0.52%	0.53%	0.53%	0.53%
Net expenses after waiver/reimbursements	0.52%	0.52%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	2.08%	1.74%	1.74%	2.23%	1.98%
Portfolio turnover rate	26%	15%	47%	14%	28%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

28 | December 31, 2022

Morningstar Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$12.55	$11.46	$10.91	$9.71	$11.96
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.20	0.18	0.15	0.21	0.20
Net realized and unrealized gain/(loss) on investments	(1.86)	1.52	0.93	1.70	(1.13)
Total income/(loss) from investment operations	(1.66)	1.70	1.08	1.91	(0.93)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.18)	(0.16)	(0.22)	(0.20)	(0.20)
From net realized gain	(0.45)	(0.45)	(0.31)	(0.51)	(1.12)
Total distributions	(0.63)	(0.61)	(0.53)	(0.71)	(1.32)
Net increase/(decrease) in net asset value	(2.29)	1.09	0.55	1.20	(2.25)
Net asset value - end of period	$10.26	$12.55	$11.46	$10.91	$9.71

Total Return*	(13.25)%	14.88%	10.01%	19.77%	(8.04)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$114,300	$138,143	$131,873	$135,935	$122,465
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.77%	0.77%	0.78%	0.78%	0.78%
Net expenses after waiver/reimbursements	0.77%	0.77%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.80%	1.44%	1.45%	1.97%	1.71%
Portfolio turnover rate	26%	15%	47%	14%	28%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

29 | December 31, 2022

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$15.05	$13.13	$12.35	$10.63	$13.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.29	0.27	0.20	0.27	0.25
Net realized and unrealized gain/(loss) on investments	(2.22)	2.16	1.07	2.10	(1.41)
Total income/(loss) from investment operations	(1.93)	2.43	1.27	2.37	(1.16)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.24)	(0.19)	(0.25)	(0.22)	(0.21)
From net realized gain	(0.48)	(0.32)	(0.24)	(0.43)	(1.03)
Total distributions	(0.72)	(0.51)	(0.49)	(0.65)	(1.24)
Net increase/(decrease) in net asset value	(2.65)	1.92	0.78	1.72	(2.40)
Net asset value - end of period	$12.40	$15.05	$13.13	$12.35	$10.63

Total Return*	(12.92)%	18.60%	10.34%	22.44%	(9.17)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$92,533	$97,338	$76,410	$64,894	$49,064
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.53%	0.54%	0.55%	0.55%	0.53%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	2.15%	1.83%	1.75%	2.30%	1.96%
Portfolio turnover rate	23%	18%	45%	17%	32%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

30 | December 31, 2022

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$14.87	$12.98	$12.23	$10.53	$12.91
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.25	0.22	0.17	0.24	0.21
Net realized and unrealized gain/(loss) on investments	(2.20)	2.15	1.04	2.08	(1.38)
Total income/(loss) from investment operations	(1.95)	2.37	1.21	2.32	(1.17)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.20)	(0.16)	(0.22)	(0.19)	(0.18)
From net realized gain	(0.48)	(0.32)	(0.24)	(0.43)	(1.03)
Total distributions	(0.68)	(0.48)	(0.46)	(0.62)	(1.21)
Net increase/(decrease) in net asset value	(2.63)	1.89	0.75	1.70	(2.38)
Net asset value - end of period	$12.24	$14.87	$12.98	$12.23	$10.53

Total Return*	(13.17)%	18.33%	9.96%	22.17%	(9.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$51,790	$56,211	$53,243	$51,872	$43,639
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.78%	0.79%	0.80%	0.80%	0.78%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.90%	1.50%	1.45%	2.03%	1.66%
Portfolio turnover rate	23%	18%	45%	17%	32%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

31 | December 31, 2022

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview	December 31, 2022 (Unaudited)

Investment Objective

The ALPS | Alerian Energy Infrastructure Portfolio (the "Portfolio") seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “AMEI” or "Underlying Index").

Portfolio Overview

During the twelve-month period from January 1, 2022, to December 31, 2022, the Portfolio's Class III shares delivered a total return of 17.32%. This compares to the Fund’s Underlying Index, which increased 12.24% on a price-return basis and 19.15% on a total-return basis.

During the period, DT Midstream (DTM), Delek Logistics Partners (DKL) and NextDecade (NEXT) were added to the Underlying Index and NGL Energy Partners (NGL) was removed from the Underlying Index during quarterly rebalancings. BP Midstream Partners (BPMP), Macquarie Infrastructure Holdings (MIC), Oasis Midstream Partners (OMP), Phillips 66 Partners (PSXP), Rattler Midstream (RTLR), and Shell Midstream Partners (SHLX) were removed from the Underlying Index due to their acquisition by another entity. There were no changes to the Underlying Index methodology during the period.

Energy infrastructure saw strong outperformance in 2022, benefitting from macro and company-level tailwinds, even as the broader market was negatively impacted by inflation and rising interest rates. Constituents provide real asset exposure and often have annual inflation adjustments built into their contracts, both of which can be supportive in periods of elevated inflation as seen in 2021 and 2022. At the company level, solid free cash flow generation fueled both dividend increases and buyback activity. As of December 31, 2022, 74.04% of the AMEI by weighting had a buyback authorization.

Exiting the fiscal year, energy infrastructure corporations and MLPs continue to advance select growth opportunities, generally biased towards natural gas and natural gas liquids, while also positioning to participate in the evolving energy landscape. Entering 2023, constituents are pursuing opportunities related to carbon capture, hydrogen, and renewable fuels, which we believe stand to benefit in the U.S. from provisions included in the Inflation Reduction Act. Companies in AMEI have announced partnerships with household names like Shell, Chevron, and ExxonMobil and renewable energy leaders like Ørsted and Neste in support of providing cleaner energy. These partnerships reinforce the important role that energy infrastructure companies will play as the energy complex changes over time.

Global energy markets generally tightened during the fiscal year as a result of sanctions applied to Russia in response to the ongoing war in Ukraine, but commodity prices have been volatile. At fiscal year end, we believe that energy infrastructure companies remain well positioned to weather potential volatility due to the fee-based nature of their cash flows, which should allow for free cash flow generation regardless of the commodity price backdrop. We expect excess cash flow to continue supporting both dividend increases and buybacks, which could remain supportive for equity performance.

Ryan Mischker	Andrew Hicks
Co-Portfolio Manager	Co-Portfolio Manager

32 | December 31, 2022

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2022 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2022

	1 Year	3 Year	5 Year	Since Inception (5/01/13)	Annualized Expense Ratios as disclosed in current prospectus dated 4/29/22
					Gross	Net[1]
ALPS | Alerian Energy Infrastructure Portfolio - Class I	17.84%	6.98%	3.77%	2.55%	0.99%	0.95%
ALPS | Alerian Energy Infrastructure Portfolio - Class III	17.32%	6.57%	3.38%	2.15%	1.34%	1.30%
Alerian Midstream Energy Select Index[2]	19.15%	8.70%	5.28%	3.97%

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2022. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed 0.80% of either Class I or Class III shares average daily net assets through April 29, 2023. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

[2]	The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities. An investor cannot invest directly in an index.

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, ALPS Advisors, Inc. has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing.

Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The benefit you are expected to derive from the Portfolio’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Portfolio’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

If an MLP in the Portfolio is deemed a corporation rather than a partnership for federal income tax purposes, then the income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Portfolio which could result in a reduction of the Portfolio’s value.

Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Portfolio.

The ALPS | Alerian Energy Infrastructure Portfolio is distributed by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Distributor is unaffiliated with VettaFi and the Alerian Index Series.

33 | December 31, 2022

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2022 (Unaudited)

Top 10 Holdings(1)(2) (as of December 31, 2022)

Enbridge, Inc.	9.96%
Enterprise Products Partners LP	8.04%
Energy Transfer LP	7.23%
Targa Resources Corp.	5.38%
TC Energy Corp.	5.30%
The Williams Cos., Inc.	5.26%
Cheniere Energy, Inc.	5.21%
ONEOK, Inc.	4.84%
Plains GP Holdings LP	4.84%
Kinder Morgan, Inc.	4.84%
Total	60.90%

(1)	% of Net Assets.

(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.

(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2022.

Sector Allocation(1)(2)

The illustration below is based on a hypothetical $10,000 investment in the Portfolio since inception (May 1, 2013). All results shown assume reinvestments of dividends and capital gains.

Growth of $10,000 (as of December 31, 2022)

ALPS | Alerian Energy Infrastructure Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

34 | December 31, 2022

ALPS | Alerian Energy Infrastructure Portfolio

Schedule of Investments	As of December 31, 2022

Security Description	Shares	Value
Canadian Energy Infrastructure Companies -26.57%
Enbridge, Inc.	301,853	$11,797,681
Gibson Energy, Inc.	151,361	2,642,669
Keyera Corp.	230,469	5,036,616
Pembina Pipeline Corp.	168,444	5,717,641
TC Energy Corp.	157,480	6,278,265

Total Canadian Energy Infrastructure Companies
(Cost $34,065,387)		31,472,872

Exchange Traded Fund - 1.35%
Energy Select Sector SPDR® Fund	18,200	1,591,954

Total Exchange Traded Fund
(Cost $1,592,090)		1,591,954

U.S. Energy Infrastructure Companies - 29.19%
Cheniere Energy, Inc.	41,152	6,171,154
DT Midstream, Inc.	101,331	5,599,551
Equitrans Midstream Corp.	482,383	3,231,966
Kinder Morgan, Inc.	317,218	5,735,301
Kinetik Holdings, Inc.	17,722	586,244
NextDecade Corp. (1)	48,670	240,430
ONEOK, Inc.	87,337	5,738,041
Targa Resources Corp.	86,771	6,377,668
Tellurian, Inc. (1)	526,648	884,769

Total U.S. Energy Infrastructure Companies
(Cost $31,940,863)		34,565,124

U.S. Energy Infrastructure MLPs - 26.06%
Crestwood Equity Partners LP	22,430	587,442
Delek Logistics Partners LP	2,035	92,084
Energy Transfer LP	721,793	8,567,683
Enterprise Products Partners LP	394,594	9,517,607
Genesis Energy LP	29,677	303,002
Hess Midstream LP, Class A	44,911	1,343,737
Holly Energy Partners LP	13,007	235,687
Magellan Midstream Partners LP	73,791	3,705,046
MPLX LP	128,174	4,209,234
NuStar Energy LP	26,101	417,616
Western Midstream Partners LP	70,301	1,887,582

Total U.S. Energy Infrastructure MLPs
(Cost $28,469,809)		30,866,720

U.S. General Partners - 16.62%
Antero Midstream Corp.	336,814	3,634,223
EnLink Midstream LLC	332,058	4,084,314
Plains GP Holdings LP, Class A	461,191	5,737,216
Security Description	Shares	Value
U.S. General Partners (continued)
The Williams Cos., Inc.	189,320	$6,228,628

Total U.S. General Partners
(Cost $15,687,843)		19,684,381

	7-Day
Security Description	Yield	Shares	Value
Short-Term Investments - 0.15%
State Street Institutional Treasury Plus Money Market Fund, Premier Class	4.140%	181,264	$181,264

Total Short-Term Investments
(Cost $181,264)			181,264

Total Investments -99.94%
(Total cost $111,937,256)			118,362,315

Other Assets in Excess of Liabilities - 0.06%			71,886

Net Assets - 100.00%			$118,434,201

(1)	Non-income producing security.

See Notes to Financial Statements.

35 | December 31, 2022

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Assets and Liabilities	As of December 31, 2022

ASSETS:

Investments, at value	$118,362,315
Foreign currency, at value (Cost $24,209)	24,209
Receivable for investments sold	1,591,692
Receivable for shares sold	16,549
Dividends receivable	211,514
Other assets	1,847
Total Assets	120,208,126

LIABILITIES:

Payable for investments purchased	1,592,090
Payable for shares redeemed	15,459
Payable to advisor	60,734
Payable for distribution and service fees	49,628
Payable for audit fees	24,933
Accrued expenses and other liabilities	31,081
Total Liabilities	1,773,925
Net Assets	$118,434,201

NET ASSETS CONSIST OF:

Paid-in capital	$123,390,769
Total distributable earnings/ (accumulated losses)	(4,956,568)
Net Assets	$118,434,201

Investments, at Cost	$111,937,256

PRICING OF SHARES:

Class I:
Net Assets	$3,948,381
Shares of beneficial interest outstanding	398,138
Net assets value, offering and redemption price per share	$9.92

Class III:
Net Assets	$114,485,820
Shares of beneficial interest outstanding	11,560,268
Net assets value, offering and redemption price per share	$9.90

See Notes to Financial Statements.

36 | December 31, 2022

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Operations	For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $286,578)	$5,013,581
Total Investment Income	5,013,581

EXPENSES:
Investment advisor fee	796,061
12b-1 fees:
Class III	275,746
Shareholder servicing fees:
Class I	5,137
Class III	275,746
Custodian fees	40,167
Administration fee	8,783
Legal fees	5,764
Audit fees	21,245
Trustees' fees and expenses	33,314
Report to shareholder fees	9,637
Other expenses	21,748
Total expenses before waiver/reimbursements	1,493,348
Less fees waived/reimbursed by investment advisor
Class I	(787)
Class III	(24,013)
Total Net Expenses	1,468,548
Net Investment Income	3,545,033

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	8,815,586
Foreign currency transactions	(16,631)
Net realized gain	8,798,955
Net change in unrealized appreciation/(depreciation) on:
Investments	1,957,352
Translation of assets and liabilities denominated in foreign currencies	(1,326)
Net change in unrealized appreciation	1,956,026
Net Realized and Unrealized Gain on Investments	10,754,981
Net Increase in Net Assets Resulting from Operations	$14,300,014

See Notes to Financial Statements.

37 | December 31, 2022

ALPS | Alerian Energy Infrastructure Portfolio

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
OPERATIONS:

Net investment income	$3,545,033	$4,280,113
Net realized gain	8,798,955	3,842,747
Net change in unrealized appreciation	1,956,026	12,960,796
Net increase in net assets resulting from operations	14,300,014	21,083,656

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(178,601)	(49,653)
Class III	(5,043,896)	(1,729,051)
Total distributions	(5,222,497)	(1,778,704)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	2,140,218	1,077,038
Issued to shareholders in reinvestment of distributions	178,601	49,653
Cost of shares redeemed	(865,819)	(618,387)
Net increase from share transactions	1,453,000	508,304
Class III
Proceeds from sale of shares	49,790,178	54,341,459
Issued to shareholders in reinvestment of distributions	5,043,896	1,729,051
Cost of shares redeemed	(33,963,560)	(42,760,928)
Net increase from share transactions	20,870,514	13,309,582

Net increase in net assets	31,401,031	33,122,838

NET ASSETS:

Beginning of year	87,033,170	53,910,332
End of year	$118,434,201	$87,033,170

OTHER INFORMATION - SHARES:

Class I
Sold	205,908	122,105
Reinvested	17,842	5,592
Redeemed	(80,067)	(69,687)
Net increase in shares outstanding	143,683	58,010

Class III
Sold	4,867,756	6,161,761
Reinvested	504,895	194,494
Redeemed	(3,426,874)	(4,806,757)
Net increase in shares outstanding	1,945,777	1,549,498

See Notes to Financial Statements.

38 | December 31, 2022

ALPS | Alerian Energy Infrastructure Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$8.82	$6.51	$8.96	$7.58	$9.55
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.35	0.49	0.32	0.34	0.34
Net realized and unrealized gain/(loss) on investments	1.23	2.02	(2.54)	1.22	(2.10)
Total income/(loss) from investment operations	1.58	2.51	(2.22)	1.56	(1.76)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.48)	(0.20)	(0.23)	(0.18)	(0.21)
Total distributions	(0.48)	(0.20)	(0.23)	(0.18)	(0.21)
Net increase/(decrease) in net asset value	1.10	2.31	(2.45)	1.38	(1.97)
Net asset value - end of period	$9.92	$8.82	$6.51	$8.96	$7.58

Total Return*	17.84%	38.46%	(24.97)%	20.74%	(18.58)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$3,948	$2,244	$1,280	$1,053	$838
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.97%	0.99%	1.04%	1.02%	0.99%
Net expenses after waiver/reimbursements	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income after waiver/reimbursements	3.41%	5.75%	4.98%	3.82%	3.71%
Portfolio turnover rate	34%	68%	52%	44%	72%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

39 | December 31, 2022

ALPS | Alerian Energy Infrastructure Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$8.82	$6.53	$8.96	$7.57	$9.53
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.32	0.48	0.30	0.31	0.30
Net realized and unrealized gain/(loss) on investments	1.21	1.99	(2.54)	1.23	(2.10)
Total income/(loss) from investment operations	1.53	2.47	(2.24)	1.54	(1.80)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.45)	(0.18)	(0.19)	(0.15)	(0.16)
Total distributions	(0.45)	(0.18)	(0.19)	(0.15)	(0.16)
Net increase/(decrease) in net asset value	1.08	2.29	(2.43)	1.39	(1.96)
Net asset value - end of period	$9.90	$8.82	$6.53	$8.96	$7.57

Total Return*	17.32%	37.77%	(25.12)%	20.41%	(18.96)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$114,486	$84,789	$52,630	$70,599	$60,893
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.32%	1.34%	1.40%	1.37%	1.34%
Net expenses after waiver/reimbursements	1.30%	1.30%	1.30%	1.30%	1.30%
Net investment income after waiver/reimbursements	3.10%	5.54%	4.59%	3.46%	3.37%
Portfolio turnover rate	34%	68%	52%	44%	72%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

40 | December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview	December 31, 2022 (Unaudited)

Investment Objective

The investment objective of the ALPS | Red Rocks Global Opportunity Portfolio (the “Portfolio”) is to seek to maximize total return, which consists of appreciation on its investments and a variable income stream.

Annual Commentary and Outlook

2022 will go down as the year asset bubbles finally began to burst following over ten years of subdued inflation and extremely low interest rates globally. The Federal Open Market Committee (FOMC) raised rates from 0.25% to 4.50% as inflation surprised by reaccelerating from the 2021 expected peak of around 5% to an annual pace over 9% by mid-2022. Central banks globally, with the exception of China, followed the FOMC in raising rates along with balance sheet shrinking as well. The term “supply chain” will forever be burned into investors’ minds.

Higher interest rates resulted in rapid withdrawal of capital across equity and bond markets over the first three quarters. The fourth quarter fared better as inflation provided signs of decelerating to 6.5% by the end of the year. U.S. stocks fared relatively well against international stocks. The S&P 500 Index declined 18.1% while the FTSE 250 Index of mid-capitalization stocks on the London Stock Exchange fell 26.2%.

The U.S. Dollar Index was volatile during 2022. Higher relative interest rates in the U.S. and flight to safety drove up the dollar to peak nearly 19% higher by late third quarter to finish the year up by 8%.

Portfolio Review

For the year ended December 31, 2022, the ALPS | Red Rocks Global Opportunity Portfolio - Class III fell by 28.9% compared with the Portfolio’s primary benchmark, Morningstar Developed Markets Index, which was down 18.2%. The Red Rocks Global Listed Private Equity Index, the Portfolio’s secondary benchmark, was off 36.4%.

The Portfolio underperformed due to a relatively heavy weighting in financials and no exposure to energy stocks. The U.S. Dollar strength hurt the Portfolio approximately 1.6% versus the primary benchmark and 4.1% overall. Also, the index is all large market capitalization stocks which outperformed mid and small capitalization international companies. The Portfolio is approximately 60% large capitalization and 40% mid & small capitalization stocks.

During 2022, the Portfolio added 12 names and sold 16 names to end the year with 46 holdings.

Net contributors to performance included:

●	Berkshire Hathaway Inc. – Class B

●	Carlyle Secured Lending Inc.

●	Nordson Corp.

Net detractors from performance included:

●	Partners Group Holding AG

●	Blackstone Inc.

●	KKR & Co Inc.

Outlook

We believe there is convincing evidence inflation has peaked and will likely continue to decelerate. Most notably is the fall of the price of natural gas back to end of 2021 levels. We believe the pace of FOMC rate hikes should slow with a likely end to increases in the second quarter of 2023. China’s reopening from COVID lockdowns, in our view, should prevent global inflation from slowing dramatically. If correct, combined with large fiscal stimulus and strong U.S. employment could mean inflation rates will remain high at above 5% for 2023.

Over the past decade, competition from globalization resulted in low inflation. Central banks globally competed to keep interest rates low. This resulted in stock valuations grinding higher. However, globalization has been upset with China losing competitive employment costs along with geopolitical confrontation. Over the next ten years, we believe inflation and interest rates will be more volatile. This would mean that stock valuations need to grind lower over time to compensate for risk and the relative opportunity of bonds providing higher interest rates.

41 | December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview (continued)	December 31, 2022 (Unaudited)

Over ten years to December 2022, the S&P 500 Index returned 16.6% annually. This exceptional return is primarily due to excessive valuation in stocks as mentioned. Private equity investing primarily creates value by growing earnings of invested companies. In our view, the future of grinding lower stock valuations favors private equity.

The ALPS | Red Rocks Global Opportunity Portfolio invests in publicly traded private equity stocks. As mentioned, we believe private equity finally has the opportunity to shine relative to public stocks. Also, at fiscal year end, consensus views are improving for global investing as the U.S. Dollar is expected to give back some strength seen since 2014.

Thank you for your continued support.

Andrew Drummond

Portfolio Manager

42 | December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview (continued)	December 31, 2022 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2022

	1 Year	3 Year	5 Year	Since Inception (10/24/14)	Annualized Expense Ratios as Disclosed in Current Prospectus dated 4/29/22
					Gross	Net[1]
ALPS | Red Rocks Global Opportunity Portfolio - Class I	-28.68%	-0.92%	3.68%	6.59%	1.61%	1.40%
ALPS | Red Rocks Global Opportunity Portfolio - Class III	-28.91%	-1.26%	3.32%	6.24%	1.96%	1.75%
Morningstar Developed Markets Index[2]	-18.16%	4.52%	5.69%	7.36%
Red Rocks Global Listed Private Equity Index[3]	-36.39%	-2.58%	1.55%	5.82%

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The graph and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2022. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, do not exceed 0.95% of the Portfolio's Class I or Class III shares average daily net assets through April 29, 2023. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

[2]	The Morningstar Developed Markets Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization. Index performance shown in the table is the net total return. The net total return is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

[3]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs, and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. An investor cannot invest directly in an index.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately – held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the ALPS | Red Rocks Global Opportunity Portfolio. The Distributor is affiliated with Red Rocks Capital.

43 | December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview (continued)	December 31, 2022 (Unaudited)

Top 10 Holdings(1)(2) (as of December 31, 2022)

HarbourVest Global Private Equity, Ltd.	4.87%
Brederode SA	4.66%
Berkshire Hathaway, Inc.	3.98%
HgCapital Trust PLC	3.94%
FS KKR Capital Corp.	3.57%
KKR & Co., Inc.	3.54%
3i Group PLC	3.50%
Blackstone, Inc.	3.46%
Ares Management LP	3.24%
Partners Group Holding AG	3.14%
Total	37.90%

(1)	% of Net Assets.
(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.
(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2022.

Country Allocation(1)(2)

Growth of $10,000 (as of December 31, 2022)

ALPS | Red Rocks Global Opportunity Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

44 | December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio

Schedule of Investments	As of December 31, 2022

Security Description	Shares	Value
Closed-End Funds - 21.50%
Financials - 21.50%
ABRDN PRIVATE EQUITY OPPORTUNITIES TRUST PLC	78,300	$424,150
Apax Global Alpha, Ltd. (1)(2)	110,500	251,683
HarbourVest Global Private Equity, Ltd. (3)	41,090	1,110,230
HBM Healthcare Investments AG, Class A	1,710	371,957
HgCapital Trust PLC	213,500	899,924
ICG Enterprise Trust PLC	27,818	397,541
NB Private Equity Partners, Ltd.	16,500	317,621
Oakley Capital Investments, Ltd.	137,000	694,805
Pantheon International PLC Fund (3)	139,000	437,753

Total Financials		4,905,664

Total Closed-End Funds
(Cost $4,375,069)		4,905,664

Common Stocks - 72.58%
Consumer Discretionary - 1.69%
Wesfarmers, Ltd.	12,400	386,723

Consumer Staples - 2.40%
Costco Wholesale Corp.	1,200	547,800

Financials - 53.61%
3i Group PLC	49,500	798,307
Altamir	15,447	426,608
Apollo Global Management, Inc., Class A	5,300	338,087
Ares Capital Corp.	26,500	489,455
Ares Management LP, Class A	10,800	739,152
Berkshire Hathaway, Inc., Class B (3)	2,940	908,165
Blackstone, Inc., Class A	10,650	790,124
Brederode SA	9,140	1,063,692
Brookfield Corp.	7,999	251,649
Cannae Holdings, Inc. (3)	18,100	373,765
Carlyle Group, Inc.	13,100	390,904
Carlyle Secured Lending, Inc.	22,100	316,251
Clairvest Group, Inc.	5,100	271,385
FS KKR Capital Corp.	46,600	815,500
Hercules Capital, Inc.	12,700	167,894
Intermediate Capital Group PLC	42,000	579,905
Investor AB, B Shares	29,200	528,548
KKR & Co., Inc., Class A	17,400	807,708
Mutares SE & Co. KGaA	12,700	243,867
Owl Rock Capital Corp.	29,500	340,725
Partners Group Holding AG	810	717,242
Peugeot Invest	1,458	139,011
Ratos AB, B Shares	91,000	362,274
StepStone Group, Inc., Class A	8,700	219,066
Security Description	Shares	Value
Financials (continued)
SVB Financial Group (3)	650	$149,591

Total Financials		12,228,875

Health Care -7.45%
Chemed Corp.	1,290	658,454
Danaher Corp.	1,680	445,906
Thermo Fisher Scientific, Inc.	1,080	594,745

Total Health Care		1,699,105

Industrials -1.71%
Nordson Corp.	1,640	389,861

Information Technology - 5.72%
Accenture PLC, Class A	1,500	400,260
Constellation Software, Inc.	295	460,575
Mastercard, Inc., Class A	1,280	445,094

Total Information Technology		1,305,929

Total Common Stocks
(Cost $16,003,173)		16,558,293

Preferred Stock - 3.50%
Financials -3.50%
Compass Diversified Holdings, Series B, 3M L + 4.985%(4)	4,200	96,852
Compass Diversified Holdings, Series C, 7.875%(4)	20,800	474,656
KKR Group Finance Co. IX LLC , 4.625%(4)	13,600	227,800

Total Financials		799,308

Total Preferred Stock
(Cost $886,288)		799,308

See Notes to Financial Statements.

45 | December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio

Schedule of Investments (continued)	As of December 31, 2022

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.32%
State Street Institutional Treasury Plus Money Market Fund, Premier Class	4.140%	302,090	$302,090

Total Short-Term Investments
(Cost $302,090)			302,090

Total Investments - 98.90%
(Total cost $21,566,620)			22,565,355

Other Assets in Excess of Liabilities - 1.10%			250,636

Net Assets - 100.00%			$22,815,991

(1)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of December 31, 2022, the aggregate value of those securities was $251,683, which represents 1.10% of net assets
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $251,683, representing 1.10% of net assets.
(3)	Non-income producing security.
(4)	Perpetual Maturity.

Investment Abbreviations:

3M US L- 3 Month LIBOR (London Interbank Offered Rate)

Reference Rates:

3M US L - 3 Month LIBOR as of December 31, 2022 was 4.77%

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2022	Fund Delivering	U.S. $ Value at December 31, 2022	Unrealized Appreciation/ (Depreciation)
State Street Bank and Trust Company	01/31/2023	USD	$483,955	GBP	$480,932	$(3,023)
						$(3,023)

See Notes to Financial Statements.

46 | December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio

Statement of Assets and Liabilities	As of December 31, 2022

ASSETS:

Investments, at value	$22,565,355
Receivable for investments sold	227,680
Receivable for shares sold	1,171
Dividends receivable	118,883
Other assets	407
Total Assets	22,913,496

LIABILITIES:

Payable for shares redeemed	908
Unrealized depreciation on forward foreign currency contracts	3,023
Payable to advisor	37,320
Payable for distribution and service fees	9,764
Payable for audit fees	23,851
Accrued expenses and other liabilities	22,639
Total Liabilities	97,505
Net Assets	$22,815,991

NET ASSETS CONSIST OF:

Paid-in capital	$24,078,840
Total distributable earnings/ (accumulated losses)	(1,262,849)
Net Assets	$22,815,991

Investments, at Cost	$21,566,620

PRICING OF SHARES:

Class I:
Net Assets	$376,799
Shares of beneficial interest outstanding	42,665
Net assets value, offering and redemption price per share	$8.83

Class III:
Net Assets	$22,439,192
Shares of beneficial interest outstanding	2,366,775
Net assets value, offering and redemption price per share	$9.48

See Notes to Financial Statements.

47 | December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio

Statement of Operations	For the Year Ended December 31, 2022

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $24,923)	$658,362
Total Investment Income	658,362

EXPENSES:
Investment advisor fee	242,248
12b-1 fees:
Class III	66,275
Shareholder servicing fees:
Class I	610
Class III	66,275
Custodian fees	7,672
Administration fee	12,070
Legal fees	2,631
Audit fees	18,538
Trustees' fees and expenses	8,369
Other expenses	8,403
Total expenses before waiver/reimbursements	433,091
Less fees waived/reimbursed by investment advisor
Class I	(642)
Class III	(44,362)
Total Net Expenses	388,087
Net Investment Income	270,275

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	26,612
Forward foreign currency contracts	(26,864)
Foreign currency transactions	(2,657)
Long-term capital gain distributions from other investment companies	3,044
Net realized gain	135
Net change in unrealized depreciation on:
Investments	(10,428,060)
Forward foreign currency contracts	(3,023)
Translation of assets and liabilities denominated in foreign currencies	(1,911)
Net change in unrealized depreciation	(10,432,994)
Net Realized and Unrealized Loss on Investments	(10,432,859)
Net Decrease in Net Assets Resulting from Operations	$(10,162,584)

See Notes to Financial Statements.

48 | December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
OPERATIONS:

Net investment income/(loss)	$270,275	$(91)
Net realized gain	(2,909)	3,474,943
Long-term capital gain distributions from other investment companies	3,044	286,667
Net change in unrealized appreciation/(depreciation)	(10,432,994)	3,398,062
Net increase/(decrease) in net assets resulting from operations	(10,162,584)	7,159,581

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(101,444)	(21,666)
Class III	(5,414,525)	(1,443,418)
Total distributions	(5,515,969)	(1,465,084)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	111,457	75,906
Issued to shareholders in reinvestment of distributions	101,444	21,666
Cost of shares redeemed	(67,671)	(123,807)
Net increase/(decrease) from share transactions	145,230	(26,235)
Class III
Proceeds from sale of shares	4,745,490	5,289,240
Issued to shareholders in reinvestment of distributions	5,414,525	1,443,418
Cost of shares redeemed	(7,836,105)	(7,369,944)
Net increase/(decrease) from share transactions	2,323,910	(637,286)

Net increase/(decrease) in net assets	(13,209,413)	5,030,976

NET ASSETS:

Beginning of year	36,025,404	30,994,428
End of year	$22,815,991	$36,025,404

OTHER INFORMATION - SHARES:

Class I
Sold	8,499	4,651
Reinvested	11,297	1,345
Redeemed	(5,822)	(8,356)
Net increase/(decrease) in shares outstanding	13,974	(2,360)

Class III
Sold	343,458	319,629
Reinvested	561,091	85,007
Redeemed	(580,532)	(448,602)
Net increase/(decrease) in shares outstanding	324,017	(43,966)

See Notes to Financial Statements.

49 | December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (1)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$16.52	$13.92	$14.65	$10.56	$12.90
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.18	0.05 (3)	0.14	0.28	0.18
Net realized and unrealized gain/(loss) on investments	(4.87)	3.34	1.17	3.97	(1.74)
Total income/(loss) from investment operations	(4.69)	3.39	1.31	4.25	(1.56)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(1.75)	(0.79)	(1.79)	–	(0.74)
From net realized gain	(1.25)	–	(0.25)	(0.16)	(0.04)
Total distributions	(3.00)	(0.79)	(2.04)	(0.16)	(0.78)
Net increase/(decrease) in net asset value	(7.69)	2.60	(0.73)	4.09	(2.34)
Net asset value - end of period	$8.83	$16.52	$13.92	$14.65	$10.56

Total Return*	(28.68)%	24.48%	9.57%	40.34%	(12.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$377	$474	$432	$409	$276
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.27%	1.31%	1.35%	1.34%	1.32%
Net expenses after waiver/reimbursements	1.10%	1.10%	1.10%	1.08%	1.10%
Net investment income after waiver/reimbursements	1.43%	0.32%	1.04%	2.21%	1.43%
Portfolio turnover rate	32%	38%	59%	36%	20%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2020, the ALPS/Red Rocks Global Opportunity Portfolio was known as the ALPS/Red Rocks Listed Private Equity Portfolio.
(2)	Per share numbers have been calculated using the average shares method.
(3)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

See Notes to Financial Statements.

50 | December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020 (1)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$17.40	$14.65		$15.31	$11.07	$13.50
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.13	(0.00	)(3)	0.09	0.25	0.12
Net realized and unrealized gain/(loss) on investments	(5.11)	3.49		1.23	4.15	(1.79)
Total income/(loss) from investment operations	(4.98)	3.49		1.32	4.40	(1.67)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(1.69)	(0.74)		(1.73)	–	(0.72)
From net realized gain	(1.25)	–		(0.25)	(0.16)	(0.04)
Total distributions	(2.94)	(0.74)		(1.98)	(0.16)	(0.76)
Net increase/(decrease) in net asset value	(7.92)	2.75		(0.66)	4.24	(2.43)
Net asset value - end of period	$9.48	$17.40		$14.65	$15.31	$11.07

Total Return*	(28.91)%	23.93%		9.25%	39.84%	(12.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$22,439	$35,551		$30,562	$33,631	$22,339
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.62%	1.66%		1.69%	1.71%	1.67%
Net expenses after waiver/reimbursements	1.45%	1.45%		1.45%	1.45%	1.45%
Net investment income after waiver/reimbursements	1.00%	0.00	%(4)	0.67%	1.86%	0.93%
Portfolio turnover rate	32%	38%		59%	36%	20%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2020, the ALPS/Red Rocks Global Opportunity Portfolio was known as the ALPS/Red Rocks Listed Private Equity Portfolio.
(2)	Per share numbers have been calculated using the average shares method.
(3)	Less than ($0.005) per share.
(4)	Less than (0.005%) per share.

See Notes to Financial Statements.

51 | December 31, 2022

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2022

1. ORGANIZATION

ALPS Variable Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware business trust by a Declaration of Trust dated July 26, 2000. The Schedules of Investments herein relate to the following seven series of the Trust: Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio (each a “Morningstar Portfolio,” and collectively the “Morningstar Portfolios”), the ALPS | Alerian Energy Infrastructure Portfolio, and the ALPS | Red Rocks Global Opportunity Portfolio (collectively the "Portfolios"). The Morningstar Portfolios and the ALPS | Alerian Energy Infrastructure Portfolio are each considered non-diversified under the 1940 Act and may invest a greater portion of their assets in a more limited number of issuers than a diversified portfolio. The ALPS | Red Rocks Global Opportunity Portfolio has elected to qualify as a diversified Portfolio under the 1940 Act.

The Morningstar Portfolios offer Class I and Class II shares. The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Global Opportunity Portfolio offer Class I and Class III shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Common expenses of the Portfolios (including legal fees, printing and mailing fees, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average daily net assets. Expenses directly attributable to a particular Portfolio (including advisory, custodial, registration, professional and audit fees) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Portfolios. In addition, in the normal course of business, the Trust, on behalf of the Portfolios, enters into contracts with vendors and others that provide general indemnification to the extent permissible under law. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Portfolios.

The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies. The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, qualified pensions, retirement plans or registered and unregistered separate accounts. Shares are not offered to the general public.

Each variable annuity contract and variable life insurance policy owner (“Contract Owner”) and retirement plan participant (“Participant”) also incurs fees associated with the variable annuity, variable life insurance or retirement plan through which he or she invested. As a Contract Owner or Participant, you may incur additional fees and different terms and conditions associated with your investment program that are not disclosed in the Portfolios’ Financial Statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolios’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from these estimates. Each Portfolio is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Security Valuation: The price of Portfolio shares (“net asset value”) is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”) for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean between the last bid and ask price. Shares of an open-end investment company are valued at that investment company’s net asset value per share. Securities for which quotations are not readily available are valued under procedures established by the Trust’s Board of Trustees (the “Board” or "Trustees") to determine fair value in good faith. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Portfolio to perform the fair value determinations relating to Portfolio investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees.

52 | December 31, 2022

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2022

Securities traded on one or more of the U.S. national securities exchanges, the NASDAQ Stock Market LLC or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined.

Each Portfolio’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in good faith by the Valuation Designee. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the Valuation Designee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts, significant governmental actions, or a security’s trading has been halted, suspended or the security has not traded since the prior day and the closure of the primary trading market at a time when under normal conditions it would be open.

In the case of foreign securities, management may consider the following when determining the “fair value” of a security: (a) the country’s or geographic region’s political and economic environment; (b) the nature of any significant events which have occurred from the time of the market quotation to the valuation of each Portfolio’s net asset value which may materially impact each Portfolio’s net asset valuation; (c) American Depository Receipt trading; (d) Exchange-Traded Fund trading; (e) foreign currency exchange activity; (f) other relevant matters; and (g) if a stock split occurs on a Japanese exchange, management will fair value using the last day of trading price until the security commences trading again.

ALPS | Red Rocks Global Opportunity Portfolio uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading on the NYSE.

If the current price of a foreign security is unavailable as a result of a foreign stock exchange’s closure for a foreign holiday, such foreign security’s value will be the closing price of such security on the last day such foreign exchange was open, adjusted by the current foreign exchange rate, assuming there are no significant events which occurred which may materially impact each Portfolio’s net asset value determination.

Fair Value Measurements: The Portfolios disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Portfolios’ investments by major category are as follows:

Equity securities, exchange-traded funds and limited partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when each Portfolio’s assets are valued. Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Foreign currency contracts, including forward contracts, are valued at the applicable translation rates as supplied by the third-party pricing vendor.

Various inputs are used in determining the value of each Portfolio’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls for an investment is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Portfolio has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Portfolio’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

53 | December 31, 2022

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2022

The following is a summary of the inputs used to value each Portfolio’s investments as of December 31, 2022:

Morningstar Conservative ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$31,436,150	$–	$–	$31,436,150
Short-Term Investments	302,538	–	–	302,538
Total	$31,738,688	$–	$–	$31,738,688

Morningstar Income and Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$53,145,560	$–	$–	$53,145,560
Short-Term Investments	587,004	–	–	587,004
Total	$53,732,564	$–	$–	$53,732,564

Morningstar Balanced ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$149,308,117	$–	$–	$149,308,117
Short-Term Investments	1,756,698	–	–	1,756,698
Total	$151,064,815	$–	$–	$151,064,815

Morningstar Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$221,736,784	$–	$–	$221,736,784
Short-Term Investments	194,655	–	–	194,655
Total	$221,931,439	$–	$–	$221,931,439

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$144,421,816	$–	$–	$144,421,816
Short-Term Investments	99,282	–	–	99,282
Total	$144,521,098	$–	$–	$144,521,098

ALPS | Alerian Energy Infrastructure Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Canadian Energy Infrastructure Companies	$31,472,872	$–	$–	$31,472,872
Exchange Traded Fund	1,591,954	–	–	1,591,954
U.S. Energy Infrastructure Companies	34,565,124	–	–	34,565,124
U.S. Energy Infrastructure MLPs	30,866,720	–	–	30,866,720
U.S. General Partners	19,684,381	–	–	19,684,381
Short-Term Investments	181,264	–	–	181,264
Total	$118,362,315	$–	$–	$118,362,315

54 | December 31, 2022

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2022

ALPS | Red Rocks Global Opportunity Portfolio

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$946,488	$3,959,176	$–	$4,905,664
Common Stocks	11,738,724	4,819,569	–	16,558,293
Preferred Stock	799,308	–	–	799,308
Short-Term Investments	302,090	–	–	302,090
Total	$13,786,610	$8,778,745	$–	$22,565,355

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Forward foreign currency contracts	$–	$(3,023)	$–	$(3,023)
TOTAL	$–	$(3,023)	$–	$(3,023)

*	See Schedule of Investments for industry classifications.

The Portfolios did not have significant unobservable inputs (Level 3) used in determining fair value and there were no transfers into or out of Level 3 during the year ended December 31, 2022.

Income Taxes: For federal income tax purposes, the Portfolios currently qualify, and intend to remain qualified, as regulated investment companies under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of their investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to shareholders. Accordingly, no provisions for federal income or excise taxes have been made.

As of and during the year ended December 31, 2022, the Portfolios did not have a liability for any unrecognized tax benefits. Each Portfolio files U.S. federal, state, and local tax returns as required. Each Portfolio’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Portfolios recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

The Treasury Department has issued Regulations under Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with these diversification requirements.

Expenses: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses that cannot be directly attributed are apportioned among the Portfolios based on average net assets. Expenses are allocated among classes within a Portfolio based on daily class level net assets, except for distribution fees associated with each Portfolio’s Distribution Plan under Rule 12b-1 of the 1940 Act (“12b-1 fees”) which are only allocated to the Class II shares and Class III shares. In addition, Class III shares and certain Class I shares are also offered with fees for non-distribution related services provided to Shareholders, under a shareholder services plan (a “Services Plan”).

Distributions to Shareholders: Each Portfolio currently intends to declare and pay capital gains and income dividends, if any, on an annual basis. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Portfolio on the ex-dividend date.

Master Limited Partnerships (“MLPs”): Pursuant to Section 851(b)(3) of the Code, the ALPS | Alerian Energy Infrastructure Portfolio may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs. Unlike direct investments in MLPs, income and losses from the Alerian Energy Infrastructure Portfolio’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The ALPS | Alerian Energy Infrastructure Portfolio will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as ALPS | Alerian Energy Infrastructure Portfolio shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations. MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, certain natural resource-based activities such as the processing, transportation and storage of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

55 | December 31, 2022

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2022

Market Risk: Market risk refers to the risk that the value of securities held by a Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s or Sub-Adviser’s control, including fluctuation in interest rates, the quality of a Portfolio’s investments, investor sentiment and general economic and market conditions, such as national or international political events, natural disasters, and the spread of infectious illness or other public health issue and investor sentiment. In a declining stock market, stock prices for all companies (including those in a Portfolio’s portfolio) may decline, regardless of their long-term prospects.

Equity Securities Risk: Common stock and other equity securities may be affected by macro-economic and other factors affecting the stock market in general, including without limitation, expectations of interest rates, changes in an issuer’s financial condition, poor performance of a particular issuer, national or international political events, natural disasters, and the spread of infectious illness or other public health issue.

Concentration Risk: The performance of the Portfolios may be directly affected by the performance of the underlying investments in other investment companies. As of December 31, 2022, the Morningstar Conservative ETF Asset Allocation Portfolio and Morningstar Income and Growth ETF Asset Allocation Portfolio held more than 25% of its assets in the Vanguard® Total Bond Market Index Fund ETF. The financial statements of the Vanguard® Total Bond Market Index Fund ETF, including the portfolio of investments, are included in the Vanguard® Total Bond Market Index Fund ETF’s NCSR filing dated March 1, 2022, available at www.sec.gov or can be found at www.investor.vanguard.com and should be read in conjunction with the Portfolio's financial statements.

Non-U.S. Securities Risk: The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Global Opportunity Portfolio invest directly in securities of non-U.S. issuers which involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Security Transactions and Investment Income: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Portfolio. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

56 | December 31, 2022

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2022

Forward Foreign Currency Contracts: The ALPS | Red Rocks Global Opportunity Portfolio engaged in currency transactions with counterparties during the year ended December 31, 2022 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The table below is a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts on the Statement of Assets and Liabilities and the Statement of Operations as of December 31, 2022:

Risk Exposure	Location	Fair Value	Location	Fair Value
ALPS | Red Rocks Global Opportunity Portfolio
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$—	Unrealized depreciation on forward foreign currency contracts	$3,023
Total		$—		$3,023

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | Red Rocks Global Opportunity Portfolio
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(26,864)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(3,023)
Total		$(26,864)		$(3,023)

The forward foreign currency contracts average volume for the ALPS | Red Rocks Global Opportunity Portfolio during the year ended December 31, 2022 was $490,163.

3. FEDERAL TAXES AND TAX BASIS INFORMATION

As of December 31, 2022, the Portfolios most recent year end, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/ (Losses)	Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$798,540	$204,541	$(4,027,380)	$–	$(3,024,299)
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,142,295	520,566	(2,164,742)	–	(501,881)
Morningstar Balanced ETF Asset Allocation Portfolio	3,158,949	3,559,675	1,643,497	–	8,362,121
Morningstar Growth ETF Asset Allocation Portfolio	4,442,120	5,374,826	14,541,157	–	24,358,103
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	2,991,746	3,261,684	11,757,258	–	18,010,688
ALPS | Alerian Energy Infrastructure Portfolio	705,818	3,268,153	(1,627,255)	(7,303,284)	(4,956,568)
ALPS | Red Rocks Global Opportunity Portfolio	–	(715,136)	(547,713)	–	(1,262,849)

57 | December 31, 2022

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2022

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, for the year ended December 31, 2022, certain differences were reclassified. These differences were primarily due to the differing tax treatment of investments in partnerships and net operating losses and taxable over distributions. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Distributable Earnings	Paid-In Capital
ALPS | Alerian Energy Infrastructure Portfolio	$(3,004)	$3,004
ALPS | Red Rocks Global Opportunity Portfolio	2,757,627	(2,757,627)

The tax character of the distributions paid during the year ended December 31, 2022 and December 31, 2021 were as follows:

2022	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$676,815	$997,268	$1,674,083
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,399,350	2,112,751	3,512,101
Morningstar Balanced ETF Asset Allocation Portfolio	3,104,241	7,028,183	10,132,424
Morningstar Growth ETF Asset Allocation Portfolio	4,876,396	8,208,202	13,084,598
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	3,226,154	4,456,278	7,682,432
ALPS | Alerian Energy Infrastructure Portfolio	5,222,497	–	5,222,497
ALPS | Red Rocks Global Opportunity Portfolio	3,575,770	1,940,199	5,515,969

2021	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$557,891	$934,763	$1,492,654
Morningstar Income and Growth ETF Asset Allocation Portfolio	980,996	2,081,713	3,062,709
Morningstar Balanced ETF Asset Allocation Portfolio	2,483,015	6,948,139	9,431,154
Morningstar Growth ETF Asset Allocation Portfolio	3,290,973	8,745,990	12,036,963
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	1,799,157	3,171,863	4,971,020
ALPS | Alerian Energy Infrastructure Portfolio	1,778,704	–	1,778,704
ALPS | Red Rocks Global Opportunity Portfolio	1,465,084	–	1,465,084

Capital loss carryovers used during the year ended December 31, 2022, were:

Capital Loss Carryovers
ALPS | Alerian Energy Infrastructure Portfolio	$3,882,543

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2022, the following amounts are available as carry forwards to the next tax year:

Portfolio	Short-Term	Long-Term
ALPS | Red Rocks Global Opportunity Portfolio	$629,979	$85,157

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above. The Portfolios are not electing to defer such losses.

58 | December 31, 2022

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2022

As of December 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Cost of Investments for Income Tax Purposes	Gross Appreciation (Excess of Value Over Tax Cost)	Gross Depreciation (Excess of Tax Cost Over Value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)
Morningstar Conservative ETF Asset Allocation Portfolio	$35,766,068	$115,441	$(4,142,821)	$–	$(4,027,380)
Morningstar Income and Growth ETF Asset Allocation Portfolio	55,897,306	2,786,540	(4,951,282)	–	(2,164,742)
Morningstar Balanced ETF Asset Allocation Portfolio	149,421,318	13,421,870	(11,778,373)	–	1,643,497
Morningstar Growth ETF Asset Allocation Portfolio	207,390,281	25,252,429	(10,711,272)	–	14,541,157
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	132,763,841	16,855,745	(5,098,487)	–	11,757,258
ALPS | Alerian Energy Infrastructure Portfolio	119,989,696	4,035,357	(5,662,738)	126	(1,627,255)
ALPS | Red Rocks Global Opportunity Portfolio	23,112,649	1,542,984	(2,090,278)	(419)	(547,713)

The difference between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, return of capital basis adjustment, trust preferred adjustment, passive foreign investment companies and partnerships.

4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, during the year ended December 31, 2022, were as follows for each Portfolio:

Portfolio	Purchases	Sales
Morningstar Conservative ETF Asset Allocation Portfolio	$22,493,998	$21,489,265
Morningstar Income and Growth ETF Asset Allocation Portfolio	13,566,414	20,108,236
Morningstar Balanced ETF Asset Allocation Portfolio	36,500,957	43,264,698
Morningstar Growth ETF Asset Allocation Portfolio	63,930,923	60,853,353
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	47,233,487	33,463,444
ALPS | Alerian Energy Infrastructure Portfolio	60,727,422	38,292,011
ALPS | Red Rocks Global Opportunity Portfolio	8,539,695	10,750,812

5. INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

ALPS Advisors, Inc. acts as the Portfolios’ investment adviser. The Adviser is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market. The Adviser is responsible for the overall management of each Portfolio’s business affairs. The Adviser invests the assets of each Portfolio, either directly or through the use of one or more sub-advisers, according to each Portfolio’s investment objective, policies, and restrictions. The Adviser has delegated daily management of the Portfolios listed below to the corresponding Sub-Adviser set forth in the table below. Each Sub-Adviser is engaged to manage the investments of each respective Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Advisers are responsible, subject to the supervision and control of the Adviser and the Board, for the purchase, retention and sale of investments in the portion of each Portfolio’s investment portfolio under its management.

Portfolio	Sub-Adviser
Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
ALPS | Red Rocks Global Opportunity Portfolio	Red Rocks Capital LLC(a)

(a)	Red Rocks Capital LLC is a subsidiary of ALPS Advisors, Inc.

59 | December 31, 2022

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2022

Pursuant to the Investment Advisory Agreements (the “Advisory Agreements”), each Portfolio pays the Adviser an annual management fee based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects each Portfolio’s annual contractual management fee rate.

Portfolio	Management Fee
Morningstar Conservative ETF Asset Allocation Portfolio	0.45%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Balanced ETF Asset Allocation Portfolio	0.45%
Morningstar Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.45%
ALPS | Alerian Energy Infrastructure Portfolio	0.70%
ALPS | Red Rocks Global Opportunity Portfolio	0.90%

Pursuant to the Investment Sub-Advisory Agreements, the Adviser pays each Sub-Adviser an annual sub-advisory management fee which is based on a Portfolio’s average daily net assets. The Adviser pays the sub-advisory management fee out of the management fee paid to the Adviser pursuant to the Advisory Agreement. The following table reflects the contractual sub-advisory fees annual rates.

Portfolio	Average Daily Net Assets	Sub-Advisory Fee
Morningstar Conservative ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Income and Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Balanced ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
ALPS | Red Rocks Global Opportunity Portfolio	First $200 Million	0.57%
	$200 Million - $500 Million	0.52%
	Over $500 Million	0.47%

6. OTHER AGREEMENTS

Distribution Agreement and Rule 12b-1 Plans: ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), an affiliate of the Adviser, serves as the principal underwriter and national distributor for the shares of each Portfolio pursuant to a Distribution Agreement with the Trust. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I, Class II and Class III Portfolio shares, respectively (the “12b-1 Plans”).

The Class I shares have adopted a Defensive Distribution Plan that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. As of December 31, 2022, there were no payments from Class I due to the Plan. The Class II and Class III Distribution Plans permit the use of each Portfolio’s assets to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the 12b-1 Plans, the Distributor receives, as a percentage of average annual net assets, the amounts outlined in the following table.

Portfolio	Class II	Portfolio	Class III
Morningstar Conservative ETF Asset Allocation Portfolio	0.25%	ALPS | Alerian Energy Infrastructure Portfolio	0.25%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.25%	ALPS | Red Rocks Global Opportunity Portfolio	0.25%
Morningstar Balanced ETF Asset Allocation Portfolio	0.25%
Morningstar Growth ETF Asset Allocation Portfolio	0.25%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.25%

Shareholder Servicing Fees: The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Global Opportunity Portfolio have each adopted a shareholder services plan with respect to each Portfolio’s Class I and III shares. Under the Services Plan, each Portfolio is authorized to pay insurance companies, banks and their affiliates and other institutions, including broker-dealers and Trust affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of the Class I shares and 0.25% of the average daily net asset value of the Class III shares of each Portfolio attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Portfolio’s fiscal year for such service activities, attributed to that fiscal year, shall be reimbursed to the Portfolio as soon as practicable.

Expense Limitation Agreements: Under the terms of the Expense Limitation Agreements between the Adviser and/or the Sub-Advisers, as applicable for the benefit of the Portfolios, the Adviser and/or Sub-Advisers have contractually agreed to waive certain fees they are entitled to receive from, or reimburse certain expenses to be paid by, the Portfolios. Specifically, the Adviser and certain Sub-Advisers agree to reimburse Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees (excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) that the Adviser and/or Sub-Advisers are entitled to receive to the extent necessary for the Portfolios to maintain a total annual expense ratio not to exceed the per share annual rates set forth in the table below. All parties also agree that the waivers shall continue at least through the end of the period stated below.

60 | December 31, 2022

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2022

Portfolio	Class I	Class II	Class III	Expires
Morningstar Conservative ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2023
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2023
Morningstar Balanced ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2023
Morningstar Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2023
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2023
ALPS | Alerian Energy Infrastructure Portfolio	0.80%	N/A	0.80%	4/29/2023
ALPS | Red Rocks Global Opportunity Portfolio	0.95%	N/A	0.95%	4/29/2023

The Adviser and Sub-Advisers of the Portfolios may be permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The Portfolios will not be obligated to pay any deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. The Expense Limitation Agreements permit the Adviser and/or the Sub-Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture.

At December 31, 2022, the available recoupable balances are as follows:

Portfolio	Expires 2023	Expires 2024	Expires 2025	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$33,797	$44,882	$24,882	$103,561
Morningstar Income and Growth ETF Asset Allocation Portfolio	23,676	21,180	20,639	65,495
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	20,226	10,420	2,460	33,106
ALPS I Alerian Infrastructure Portfolio	51,153	27,572	24,800	103,525
ALPS I Red Rocks Global Opportunity Portfolio	70,945	71,943	45,004	187,892

Administration, Bookkeeping and Pricing Agreement: ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, serves as administrator pursuant to a Fund Accounting and Administration Agreement (“Administration Agreement”) with the Trust. As such, AFS provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio. Under the Administration Agreement, AFS provides portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. AFS receives an annual fee paid on a monthly basis.

Transfer Agency and Service Agreement: AFS also serves as transfer agent to each Portfolio pursuant to a Transfer Agency and Service Agreement (“TA Agreement”) with the Trust. Under the TA Agreement, AFS provides all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; and (2) transmitting shareholder reports and prospectuses to current shareholders. AFS does not charge the Trust a fee in connection with providing services under the TA Agreement.

7. TRUSTEES FEES

As of December 31, 2022, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $30,000, a per meeting fee of $5,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. To the extent that there is a standalone Audit Committee meeting held not in connection with a Board meeting, each member of the Audit Committee shall receive a per meeting fee of $3,500 and reimbursement for all reasonable out-of-pocket expenses relating to attendance at such meeting. The Chairman of the Board and Audit Committee Chairman receives an additional annual retainer of $15,000 and $5,000, respectively. Trustees’ fees and expenses accrued by the Portfolios for the year ended December 31, 2022, are reported on the Statements of Operations.

8. RELATED PARTY TRANSACTIONS

Certain Portfolios engaged in cross trades between each other during the year ended December 31, 2022, pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Trust’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Portfolio.

61 | December 31, 2022

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2022

Transactions related to cross trades during the year ended December 31, 2022 were as follows:

Portfolio	Purchase cost paid to Portfolios	Sale proceeds received from Portfolios	Realized gain/(loss) on sales to Portfolios
Morningstar Conservative ETF Asset Allocation Portfolio	$(1,858,870)	$18,610	$4,621
Morningstar Income and Growth ETF Asset Allocation Portfolio	(2,663,657)	26,907	6,682
Morningstar Balanced ETF Asset Allocation Portfolio	(674,446)	1,791,081	138,059
Morningstar Growth ETF Asset Allocation Portfolio	(2,160,498)	2,254,620	58,607
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	–	3,266,253	(66,115)

9. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

On December 3, 2022, Red Rocks Capital, LLC, the investment sub-adviser to the ALPS | Red Rocks Global Opportunity Portfolio, agreed to be acquired by ALPS Advisors, Inc., the investment adviser to the Fund. The transaction closed on January 3, 2023. Under the terms of the investment advisory agreement, ALPS Advisors, Inc., will no longer employ a sub-adviser and will assume day-to-day responsibilities of the investment and reinvestment of Fund assets as contemplated therein. Effective January 24, 2023, ALPS | Red Rocks Global Portfolio Fund's name changed to ALPS Global Opportunity Portfolio.

62 | December 31, 2022

ALPS Variable Investment Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of ALPS Variable Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio, ALPS | Alerian Energy Infrastructure Portfolio, and ALPS | Red Rocks Global Opportunity Portfolio (the “Funds”), each a series of ALPS Variable Investment Trust, as of December 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended December 31, 2021, and prior, were audited by other auditors whose report dated February 22, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 24, 2023

63 | December 31, 2022

ALPS Variable Investment Trust

Additional Information	December 31, 2022 (Unaudited)

PROXY VOTING

Portfolio policies and procedures used in determining how to vote proxies relating to Portfolio securities and a summary of proxies voted by the Portfolios for the 12 months ended June 30, are available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (toll-free) (866) 432-2926 or by accessing the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios are required to disclose, after their first and third fiscal quarters, the complete schedule of each Portfolio’s holdings with the SEC as an exhibit to its report on Form N-PORT. Form N-PORT reports will be available on the Commission’s website at www.sec.gov. The Portfolios’ Form N-PORT reports will be available without charge, upon request, by calling (toll-free) 1-866-432-2926 or by writing to ALPS Variable Investment Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

TAX INFORMATION (UNAUDITED)

The Portfolios designate the following amounts for the Corporate Dividends Received Deduction for the fiscal year ended December 31, 2022:

Morningstar Conservative ETF Asset Allocation Portfolio	2.54%
Morningstar Income and Growth ETF Asset Allocation Portfolio	5.48%
Morningstar Balanced ETF Asset Allocation Portfolio	11.73%
Morningstar Growth ETF Asset Allocation Portfolio	12.23%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	11.80%
ALPS| Alerian Energy Infrastructure Portfolio	3.55%
ALPS| Red Rocks Global Opportunity Portfolio	1.92%

Additionally, the Portfolios designate the following amounts as Long Term Capital Gain Dividends pursuant to IRS Code Section 852(b)(3) for the fiscal year ended December 31, 2022:

Morningstar Conservative ETF Asset Allocation Portfolio	$997,268
Morningstar Income and Growth ETF Asset Allocation Portfolio	$2,112,751
Morningstar Balanced ETF Asset Allocation Portfolio	$7,028,183
Morningstar Growth ETF Asset Allocation Portfolio	$8,208,201
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$4,456,278
ALPS| Red Rocks Global Opportunity Portfolio	$1,940,199

LICENSING AGREEMENT

Alerian

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to the Alerian Energy Infrastructure Portfolio (the “Alerian Portfolio”), to allow the Adviser’s use of the Alerian Midstream Energy Select Index (the “Index”). The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for the Alerian Portfolio. “Alerian” and “Alerian Midstream Energy Select Index” are service marks or trademarks of Alerian. Alerian acts as brand licensor for the Index. Alerian is not responsible for the descriptions of the Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

The Alerian Portfolio is not is issued, sponsored, endorsed, sold or promoted by the Licensor or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Alerian Portfolio particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Alerian Portfolio. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Alerian Portfolio to be issued or in the determination or calculation of the equation by which the Alerian Portfolio is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Alerian Portfolio. The Index is a trademark of Alerian and its general use is granted under a license for Alerian.

64 | December 31, 2022

ALPS Variable Investment Trust

Additional Information	December 31, 2022 (Unaudited)

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE ALERIAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Alerian Portfolio, owners of the Shares of the Alerian Portfolio or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

Morningstar

The Portfolios are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”), with the exception of Morningstar Investment Management LLC, a subsidiary of Morningstar, Inc., who is the investment sub-adviser to the Portfolios and may undertake joint marketing activities with ALPS Portfolio Solutions Distributor, Inc. By providing data about the Morningstar Index Data to the Portfolios, the Morningstar Entities make no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in mutual funds generally or in the Portfolios in particular or the ability of the Morningstar Index Data to track general mutual fund market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

65 | December 31, 2022

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2022 (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. The Trustees are responsible for major decisions relating to each Portfolio’s objective, policies and techniques. The Trustees also supervise the operation of the Trust by their officers and review the investment decisions. However, the Trustees do not actively participate on a regular basis in making such decisions. Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees, who are not deemed to be “interested persons” of the Trust as defined by the 1940 Act, are referred to as “Independent Trustees”. Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees”. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years.

INDEPENDENT TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Mary K. Anstine (1940)	Trustee	Since November 2006	Retired. Ms. Anstine is also a Trustee of ALPS ETF Trust, Financial Investors Trust, and Reaves Utility Income Fund.	38	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); Financial Investors Trust (29 funds), and Reaves Utility Income Fund (1 fund).
David M. Swanson (1957)	Trustee	Since November 2006	Mr. Swanson is Founder & Managing Partner of SwanDog Strategic Marketing. Previously, he served as Executive Vice-President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	7	Mr. Swanson is a Trustee of the Managed Portfolio Series (34 funds), RiverNorth Funds (3 funds) and Director of the RiverNorth Specialty Finance Corporation, RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunities, Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.; RiverNorth Flexible Municipal Income Fund and RiverNorth Flexible Municipal Income Fund II.

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC or Red Rocks Capital LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or sub-adviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or sub-advisers, or underwriters.

66 | December 31, 2022

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2022 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Jeremy W. Deems (1976)	Trustee and Chairman	Since September 2010	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the AXS Green Alpha ETF. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC (an administrative services company) from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	38	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); Financial Investors Trust (29 funds); Clough Funds Trust (1 fund) and Reaves Utility Income Fund (1 fund).
Scott Wentsel (1961)	Trustee	Since November 2006	Mr. Wentsel is President of Wentsel Wealth Management, LLC. Previously he was Chief Investment Officer, Americas for Morningstar’s Investment Management group from February 2014 to May 2016. Mr. Wentsel was Senior Portfolio Manager for Morningstar Investment Management LLC, from April 2005 to February 2014 and Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	7	None

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC or Red Rocks Capital LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or sub-adviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or sub-advisers, or underwriters.

67 | December 31, 2022

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2022 (Unaudited)

INTERESTED TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Kathryn A. Burns(1) (1976)	President and Interested Trustee	President Since September 2019 and Interested Trustee since March 2020	Ms. Burns joined ALPS in 2013 and is currently Vice President, Director of Fund Operations of AAI. From September 2018 to September 2019, she served as Treasurer of the Trust. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS. Ms. Burns also serves as President of Principal Real Estate Income Fund and Treasurer of ALPS ETF Trust. From June 2018 to November 2021 she served as Treasurer of Boulder Growth & Income Fund, Inc. and from June 2019 to September 2022 she served as President of RiverNorth Opportunities Fund, Inc.	8	Ms. Burns is an Interested Trustee of Principal Real Estate Income Fund.

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC, Red Rocks Capital LLC, or any affiliate of the foregoing, provides investment advisory services.

(1)	Ms. Burns is deemed an “Interested Trustee” by virtue of her current relationship with ALPS Advisors, Inc.

OFFICERS

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***
Erich Rettinger (1985)	Treasurer	Since December 2021	Mr. Rettinger Joined ALPS in 2007 and is currently Vice President, Fund Operations at SS&C ALPS Advisors. Prior to joining ALPS Advisors he was Vice President and Fund Controller of ALPS Fund Services.
Matthew Sutula (1985)	Chief Compliance Officer	Since September 2019	Mr. Sutula joined ALPS in 2012 and is currently Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS.
Michael Lawlor (1969)	Secretary	Since January 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was an Associate General Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust.
Michelle D. Stallworth (1971)	Assistant Secretary	Since March 2019	Ms. Stallworth joined ALPS in June 2014 and is currently Paralegal Manager of ALPS. Prior to her current role, Ms. Stallworth served as an Investment Company Act Senior Paralegal for ALPS.

*	All communications to Officers may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Officer began serving the Trust. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

68 | December 31, 2022

The Management Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments were made to the provisions of the code of ethics referred to in Item 2(a) above.

(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics referred to in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's code of ethics referred to in Item 2(a) above is attached as an Exhibit 13.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years December 31, 2022 and December 31, 2021 were $92,500 and $112,840, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item in fiscal years December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning in fiscal years December 31, 2022 and December 31, 2021 were $23,500 and $34,560, respectively. The fiscal years 2022 and 2021 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for fiscal years December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not include any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years December 31, 2022 and December 31, 2021 were $23,500 and $34,560, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $23,500 in 2022 and $34,560 in 2021 as described in response to paragraph (c) of this Item above.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of the report.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Close-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-21987, on March 1, 2016.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS VARIABLE INVESTMENT TRUST

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Executive Officer)
President

Date:	February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Executive Officer)
President

Date:	February 28, 2023

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	February 28, 2023